UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2023
MFS®  International New Discovery Fund
MIO-ANN

MFS® International New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
NS Solutions Corp.	1.7%
OBIC Co. Ltd.	1.5%
Symrise AG	1.3%
Verallia	1.2%
T. Hasegawa Co. Ltd.	1.1%
Dollarama, Inc.	1.0%
Gerresheimer AG	0.9%
Breedon Group PLC	0.9%
Sodexo	0.9%
Legrand S.A.	0.9%
GICS equity sectors (g)
Industrials	17.7%
Materials	12.8%
Information Technology	12.2%
Consumer Discretionary	12.0%
Consumer Staples	9.5%
Financials	9.3%
Health Care	7.9%
Communication Services	5.5%
Real Estate	4.2%
Energy	2.4%
Utilities	1.5%
Issuer country weightings (x)
Japan	30.7%
United Kingdom	11.5%
Germany	5.5%
Australia	5.2%
United States	5.1%
France	4.4%
India	3.9%
Taiwan	3.2%
Switzerland	2.6%
Other Countries	27.9%
Currency exposure weightings (y)
Japanese Yen	30.7%
Euro	17.6%
British Pound Sterling	11.9%
United States Dollar	6.3%
Australian Dollar	5.2%
Hong Kong Dollar	4.3%
Indian Rupee	3.3%
Taiwan Dollar	3.2%
Swiss Franc	2.6%
Other Currencies	14.9%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended September 30, 2023, Class A shares of the MFS International New Discovery Fund (fund) provided a total return of 17.04%, at net asset value. This compares with a return of 19.95% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI All Country World (ex-US) Small Mid Cap Index, stock selection within the information technology, materials and industrials sectors detracted from performance. Within the information technology sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period. Within the materials sector, the fund’s overweight
3

Management Review - continued
positions in pipe and precast products manufacturer Forterra (United Kingdom), specialty chemical products maker Croda International (United Kingdom), global flavors and fragrances supplier Symrise (Germany) and fragrance and food company T. Hasegawa (Japan), and not owning shares of strong-performing battery materials manufacturer Ecopro (South Korea), hindered relative results. The stock price of Croda International came under pressure as the company issued a profit warning, led by destocking trends and weaker sales volumes in its consumer care segment. Within the industrials sector, the fund’s overweight positions in industrial waste disposal services provider Daiseki (Japan), intellectual property services provider IPH (Australia) and industrial and electronics products distributor RS Group (United Kingdom) weakened relative performance. The stock price of Daiseki fell after the company reported revenue results that were lower than expectations due to weak collected waste volumes and lower margins.
Elsewhere, the fund’s holdings of brewing company China Resources Beer(b) (China) further hindered relative returns as the company delivered financial results that missed expectations, mainly due to lower-than-expected sales and weaker gross profit margins as cost inflation pressures increased.
The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
An underweight position and favorable stock selection in the real estate sector contributed to the fund’s relative performance, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Stock selection within the health care sector also benefited relative performance, led by the fund’s overweight position in purpose-made drug and medication packaging manufacturer Gerresheimer (Germany). The stock price of Gerresheimer advanced as the company posted above-consensus financial results, driven by an improved product mix and strong top-line performance.
An underweight position in the utilities sector was another factor that helped relative performance, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Stocks in other sectors that supported relative performance included the fund’s overweight positions in food and beverage glass packaging products maker Verallia (France), power transmission manufacturer LS Electric (South Korea), transportation services provider Seino Holdings (Japan), circuit board manufacturer Tripod Technology (Taiwan), bakery retailer Greggs (United Kingdom) and compact excavator manufacturer Doosan Bobcat (South Korea).  The share price of Doosan Bobcat rose as the company reported robust demand for construction equipment in the US due to a strong order backlog. The fund's overweight positions in risk management solutions provider AUB Group (Australia), precision electronic measuring instruments manufacturer Chroma ATE (Taiwan) and steam turbine, electric motor and generator
4

Management Review - continued
manufacturer Bharat Heavy Electricals (India) further aided relative results. The share price of Doosan Bobcat rose as the company reported robust demand for construction equipment in the US due to a strong order backlog.
Respectfully,
Portfolio Manager(s)
Peter Fruzzetti, Lionel Gomez, Robert Lau, Sandeep Mehta, and Nicholas Spratt
Note to Shareholders: Effective April 15, 2023, Jose Luis Garcia is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 9/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 9/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/09/97	17.04%	0.71%	3.67%
B	10/02/00	16.17%	(0.04)%	2.89%
C	10/02/00	16.15%	(0.04)%	2.89%
I	10/09/97	17.35%	0.97%	3.92%
R1	4/01/05	16.15%	(0.04)%	2.89%
R2	10/31/03	16.73%	0.46%	3.41%
R3	4/01/05	17.05%	0.71%	3.67%
R4	4/01/05	17.38%	0.97%	3.93%
R6	6/01/12	17.52%	1.10%	4.05%
Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)	19.95%	1.95%	3.82%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	10.31%	(0.47)%	3.06%
B With CDSC (Declining over six years from 4% to 0%) (v)	12.17%	(0.36)%	2.89%
C With CDSC (1% for 12 months) (v)	15.15%	(0.04)%	2.89%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Small Mid Cap Index(e) (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States. Index returns do not take into account any investment-related fees and expenses.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2023 through September 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Expenses Paid During Period (p) 4/01/23-9/30/23
A	Actual	1.32%	$1,000.00	$966.11	$6.51
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
B	Actual	2.07%	$1,000.00	$962.44	$10.18
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
C	Actual	2.07%	$1,000.00	$962.31	$10.18
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
I	Actual	1.07%	$1,000.00	$966.98	$5.28
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R1	Actual	2.07%	$1,000.00	$962.43	$10.18
	Hypothetical (h)	2.07%	$1,000.00	$1,014.69	$10.45
R2	Actual	1.57%	$1,000.00	$964.60	$7.73
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
R3	Actual	1.32%	$1,000.00	$966.03	$6.51
	Hypothetical (h)	1.32%	$1,000.00	$1,018.45	$6.68
R4	Actual	1.07%	$1,000.00	$967.40	$5.28
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R6	Actual	0.92%	$1,000.00	$967.96	$4.54
	Hypothetical (h)	0.92%	$1,000.00	$1,020.46	$4.66
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
9/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 94.8%
Aerospace & Defense – 1.0%
Babcock International Group PLC (a)	1,393,969	$6,996,495
LISI Group	516,538	12,126,083
MTU Aero Engines Holding AG	40,288	7,315,603
Singapore Technologies Engineering Ltd.	11,019,700	31,519,405
		$57,957,586
Airlines – 0.6%
Enav S.p.A.	4,662,291	$17,271,942
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	36,092	8,868,165
Mainfreight Ltd.	262,213	10,243,517
		$36,383,624
Alcoholic Beverages – 0.7%
Carlsberg Group	132,479	$16,693,821
China Resources Beer Holdings Co. Ltd.	4,880,000	26,765,080
		$43,458,901
Apparel Manufacturers – 0.7%
Burberry Group PLC	511,400	$11,860,627
Coats Group PLC	5,250,030	4,695,277
Eclat Textile Co. Ltd.	1,875,000	28,287,201
		$44,843,105
Automotive – 1.9%
ARB Corp. (l)	439,880	$8,846,636
Cie Plastic Omnium S.A.	319,197	5,190,843
Daikyonishikawa Corp.	332,421	1,790,678
Hero MotoCorp Ltd.	591,167	21,764,428
Koito Manufacturing Co. Ltd.	1,291,600	19,502,780
Mahindra & Mahindra Ltd.	922,321	17,262,715
Niterra Co. Ltd. (l)	575,400	13,029,668
Stanley Electric Co. Ltd.	577,931	9,136,523
TS Tech Co. Ltd.	997,300	11,318,394
USS Co. Ltd.	472,300	7,814,252
Vitesco Technologies Group AG (a)	22,362	1,816,317
		$117,473,234
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Biotechnology – 0.6%
Abcam PLC, ADR	495,341	$11,209,567
Virbac S.A.	88,791	24,031,817
		$35,241,384
Broadcasting – 0.5%
4imprint Group PLC	76,916	$4,886,163
Nippon Television Holdings, Inc.	767,100	7,761,344
TBS Holdings, Inc.	891,400	14,998,831
		$27,646,338
Brokerage & Asset Managers – 2.2%
Bolsa Mexicana de Valores S.A. de C.V.	7,252,800	$13,612,916
Euronext N.V.	228,582	15,907,363
Hargreaves Lansdown PLC	1,312,899	12,316,853
IPH Ltd.	6,574,487	31,280,292
JAFCO Group Co. Ltd.	197,100	2,169,630
Japan Exchange Group, Inc.	145,300	2,697,151
Moscow Exchange MICEX-RTS PJSC (a)(u)	7,428,305	0
Omni Bridgeway Ltd. (a)	6,690,332	7,742,788
Partners Group Holding AG	3,296	3,708,825
Pinnacle Investment Management Group Ltd.	1,139,173	6,591,881
Rathbones Group PLC	780,513	16,551,042
Schroders PLC	498,250	2,462,619
TMX Group Ltd.	955,730	20,539,487
		$135,580,847
Business Services – 6.7%
AEON Delight Co. Ltd.	295,700	$6,509,991
Amadeus Fire AG	135,656	16,034,614
Bunzl PLC	774,450	27,487,273
Central Automotive Products Ltd.	47,300	1,179,018
Compass Group PLC	1,325,120	32,282,225
Comture Corp.	503,300	7,803,440
Doshisha Co. Ltd. (l)	141,800	2,115,993
Eurofins Scientific SE	33,073	1,864,738
Fullcast Holdings Co. Ltd.	747,500	9,413,778
Gruppo Mutuionline S.p.A.	143,416	3,775,789
Imdex Ltd.	10,938,657	10,936,330
Intertek Group PLC	546,374	27,320,362
Iwatani Corp.	493,800	24,898,173
Johnson Service Group PLC	2,118,752	3,477,224
Karnov Group AB (a)	1,201,680	5,312,423
NS Solutions Corp.	3,613,300	102,881,367
Pasona Group, Inc.	612,500	6,697,169
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
RS Group PLC	4,251,051	$37,982,004
San-Ai Obbli Co. Ltd. (l)	3,112,500	33,053,650
SCSK Corp.	848,700	14,817,039
Sohgo Security Services Co. Ltd.	2,845,000	17,175,850
Thoughtworks Holding, Inc. (a)	105,309	429,661
TIS, Inc.	546,200	12,035,845
		$405,483,956
Chemicals – 0.8%
Borregaard ASA	139,949	$2,063,798
IMCD Group N.V.	169,639	21,442,834
JCU Corp.	817,100	17,004,691
KH Neochem Co. Ltd.	409,600	6,290,364
		$46,801,687
Computer Software – 3.2%
ARGO GRAPHICS, Inc.	688,500	$15,295,905
Douzone Bizon Co. Ltd.	447,057	9,607,717
EMIS Group PLC	489,193	11,531,420
OBIC Business Consultants Co. Ltd.	91,900	3,812,768
OBIC Co. Ltd.	581,300	88,241,371
Oracle Corp. Japan	219,700	16,318,723
PCA Corp. (h)	1,398,900	11,308,025
Sage Group PLC	679,854	8,181,948
Temairazu, Inc.	261,400	4,409,725
Totvs S.A.	1,646,400	8,843,600
Wisetech Global Ltd.	355,979	14,888,429
		$192,439,631
Computer Software - Systems – 2.5%
Alten S.A.	131,487	$17,257,983
Amadeus IT Group S.A.	600,104	36,164,482
Cancom SE	387,989	10,361,687
DTS Corp.	783,500	16,724,873
Elecom Co. Ltd.	850,200	9,916,345
Kardex Holding AG	89,831	19,581,871
Pole To Win Holdings, Inc.	1,706,900	6,019,381
Temenos AG	86,543	6,070,083
Toshiba Tec Corp.	209,700	4,792,060
Venture Corp. Ltd.	2,680,000	24,251,353
		$151,140,118
Conglomerates – 0.3%
Ansell Ltd.	1,061,273	$15,100,305
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 3.4%
Bellway PLC	527,100	$14,651,372
Breedon Group PLC	13,593,547	54,333,474
Fletcher Building Ltd. (l)	3,298,000	9,181,545
Forterra PLC (h)	14,582,719	26,475,055
Grupo Cementos de Chihuahua S.A.B. de C.V.	1,158,231	10,894,782
James Hardie Industries PLC (a)	270,346	7,090,075
Kingspan Group PLC	45,427	3,386,564
Marshalls PLC	1,037,459	3,185,693
PT Indocement Tunggal Prakarsa Tbk	24,754,200	15,936,868
Reliance Worldwide Corp.	4,834,770	12,092,125
Rinnai Corp.	269,700	5,053,265
Techtronic Industries Co. Ltd.	2,534,500	24,597,526
Toto Ltd.	145,700	3,766,322
Zhejiang Supor Co. Ltd.	2,302,302	15,281,330
		$205,925,996
Consumer Products – 1.6%
Amorepacific Corp.	208,183	$18,760,769
Dabur India Ltd.	2,506,366	16,648,491
Essity AB	864,312	18,626,170
Kobayashi Pharmaceutical Co. Ltd.	273,600	12,220,824
Lion Corp.	1,082,500	10,691,716
Mitsubishi Pencil Co. Ltd.	231,500	2,971,206
PZ Cussons PLC	364,404	629,567
Uni-Charm Corp.	505,800	17,908,109
		$98,456,852
Consumer Services – 1.8%
Afya Ltd. (a)	559,664	$8,842,691
Asante, Inc. (l)	170,200	1,797,214
Carsales.com Ltd.	623,600	11,202,365
Heian Ceremony Service Co.	363,967	1,875,365
Localiza Rent a Car S.A.	705,772	8,222,341
Meitec Corp.	1,115,700	20,187,719
Park24 Co. Ltd. (a)	358,200	4,542,218
Seek Ltd.	762,170	10,815,121
Trip.com Group Ltd. (a)	689,981	24,600,169
Webjet Ltd. (a)	3,724,616	16,164,508
		$108,249,711
Containers – 2.6%
Huhtamaki Oyj (l)	615,309	$20,240,693
Mayr-Melnhof Karton AG	133,652	18,023,347
Toyo Seikan Group Holdings Ltd.	1,427,000	23,371,136
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – continued
Verallia	1,784,413	$70,163,543
Viscofan S.A.	372,627	22,737,158
		$154,535,877
Electrical Equipment – 2.4%
Advantech Co. Ltd.	1,194,843	$12,769,964
Bharat Heavy Electricals Ltd.	14,453,222	22,800,380
Halma PLC	552,548	12,981,432
Legrand S.A.	563,871	51,750,230
LS Electric Co. Ltd.	266,901	18,473,806
Sagami Rubber Industries Co. Ltd.	264,700	1,682,716
TAKUMA Co. Ltd.	969,000	10,037,554
Voltronic Power Technology Corp.	292,659	14,369,806
		$144,865,888
Electronics – 3.8%
Amano Corp.	246,720	$5,418,463
ASM International N.V.	62,540	26,116,652
ASM Pacific Technology Ltd.	3,681,000	32,951,060
Cembre S.p.A.	542,000	18,916,710
Chroma Ate, Inc.	4,346,000	37,158,532
Fukui Computer Holdings, Inc.	205,100	3,657,598
INTER ACTION Corp.	467,700	3,223,575
Melexis N.V.	178,211	15,335,880
Realtek Semiconductor Corp.	603,000	7,378,603
Silergy Corp.	1,366,000	12,885,395
Silicon Motion Technology Corp., ADR (a)	276,128	14,151,560
Tripod Technology Corp.	4,451,000	26,542,882
WIN Semiconductors Corp.	2,853,000	11,401,217
Zuken, Inc.	559,300	13,510,927
		$228,649,054
Energy - Integrated – 0.6%
Capricorn Energy PLC	257,341	$548,687
Galp Energia SGPS S.A., “B”	2,267,659	33,591,211
		$34,139,898
Engineering - Construction – 1.3%
Comsys Holdings Corp. (l)	384,800	$8,049,283
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	3,909,330	12,896,134
Doosan Bobcat, Inc.	423,959	15,930,559
JGC Holdings Corp.	2,548,900	35,468,667
Prologis Property Mexico S.A. de C.V., REIT	2,330,235	8,015,928
		$80,360,571
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Entertainment – 1.2%
CTS Eventim AG	733,864	$41,781,015
Toei Co. Ltd.	79,400	9,978,132
Toho Co. Ltd.	605,800	20,682,492
		$72,441,639
Food & Beverages – 6.7%
ARIAKE JAPAN Co. Ltd.	854,200	$29,003,017
AVI Ltd.	4,871,301	19,203,481
Bakkafrost P/f	525,592	26,780,623
Britvic PLC	1,256,810	13,333,888
Cranswick PLC	1,007,811	43,560,941
Ezaki Glico Co. Ltd.	454,000	12,471,025
Greencore Group PLC (a)	1,183,806	1,090,373
Gruma S.A.B. de C.V.	891,493	15,268,560
Kato Sangyo Co. Ltd.	711,700	18,930,725
Kerry Group PLC	206,732	17,257,554
Morinaga & Co. Ltd.	878,000	31,738,196
Orion Corp.	354,577	33,712,931
S Foods, Inc.	841,000	18,824,578
Shenguan Holdings Group Ltd.	13,203,505	472,099
T. Hasegawa Co. Ltd. (h)	3,128,400	63,849,170
Takasago International Corp.	161,300	3,248,883
Tate & Lyle PLC	376,983	3,145,844
Tingyi (Cayman Islands) Holdings Corp.	13,534,000	18,907,280
Toyo Suisan Kaisha Ltd.	286,400	11,240,203
Universal Robina Corp.	11,928,240	25,068,364
		$407,107,735
Food & Drug Stores – 1.4%
DFI Retail Group Holdings Ltd.	6,359,109	$16,915,230
JM Holdings Co. Ltd.	253,700	3,301,971
Nahdi Medical Co.	243,456	9,360,571
Patlac Corp.	463,300	14,540,130
SAN-A Co. Ltd.	87,700	2,805,179
Sendas Distribuidora S.A.	1,753,600	4,242,229
Spencer's Retail Ltd. (a)	723,473	615,953
Sugi Holdings Co. Ltd.	234,200	9,310,641
Sundrug Co. Ltd.	769,800	20,888,243
		$81,980,147
Forest & Paper Products – 0.2%
Suzano S.A.	1,122,200	$12,118,255
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Furniture & Appliances – 1.0%
Codan Ltd.	1,017,388	$5,167,624
Howden Joinery Group PLC	1,757,505	15,704,216
Paramount Bed Holdings Co. Ltd.	1,473,800	23,225,368
SEB S.A.	162,083	15,124,073
Zojirushi Corp.	177,300	2,115,403
		$61,336,684
Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	136,203	$22,192,039
Shangri-La Asia Ltd. (a)	29,944,000	20,495,577
		$42,687,616
General Merchandise – 1.0%
Dollarama, Inc.	841,907	$58,005,269
Seria Co. Ltd.	183,200	2,699,454
		$60,704,723
Insurance – 2.0%
Admiral Group PLC	212,870	$6,156,717
AUB Group Ltd.	1,882,170	35,263,515
Hiscox Ltd.	1,978,378	24,203,498
Samsung Fire & Marine Insurance Co. Ltd.	96,292	18,544,977
Steadfast Group Ltd.	7,747,030	28,092,575
Unipol Gruppo S.p.A.	1,962,447	10,610,278
		$122,871,560
Internet – 2.1%
Auto Trader Group PLC	792,394	$5,939,705
Demae-Can Co. Ltd. (a)(l)	607,900	1,501,038
Digital Garage, Inc.	471,000	10,842,077
Kakaku.com, Inc.	556,300	5,647,130
MakeMyTrip Ltd. (a)	889,012	36,022,766
Moneysupermarket.com Group PLC	4,670,058	13,770,611
Proto Corp. (l)	1,137,400	9,224,631
Rakuten Group, Inc.	119,300	489,446
Rightmove PLC	2,336,828	15,927,328
Scout24 AG	405,862	28,174,548
		$127,539,280
Leisure & Toys – 0.8%
DeNA Co. Ltd.	339,900	$3,417,423
GungHo Online Entertainment, Inc.	135,000	2,132,411
Kawai Musical Instruments Manufacturing Co. Ltd.	119,800	2,861,925
NCSoft Corp.	66,779	11,011,062
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – continued
Thule Group AB (l)	296,227	$7,734,891
VTech Holdings Ltd.	3,136,965	18,787,460
		$45,945,172
Machinery & Tools – 5.3%
Aalberts Industries N.V.	221,991	$8,095,899
AirTAC International Group	555,000	16,831,988
Azbil Corp.	820,800	25,144,689
Carel Industries S.p.A.	121,001	2,903,973
DAIFUKU Co. Ltd.	254,100	4,811,135
Fuji Seal International, Inc.	1,662,300	19,822,127
Fujitec Co. Ltd. (l)	719,300	16,605,895
Fukushima Galilei Co. Ltd.	610,000	19,817,653
GEA Group AG	1,208,466	44,666,668
Haitian International Holdings Ltd.	9,977,000	21,149,184
METAWATER Co. Ltd.	1,086,000	13,553,199
MISUMI Group, Inc.	225,900	3,531,955
MonotaRO Co. Ltd.	902,800	9,668,973
Nabtesco Corp.	815,900	14,722,125
Nissei ASB Machine Co. Ltd.	151,400	4,609,676
Obara Group, Inc. (l)	128,500	3,319,125
Rational AG	2,758	1,746,115
Rotork PLC	2,206,516	8,382,591
Seven Group Holdings Ltd.	980,316	19,633,663
Shima Seiki Manufacturing Ltd.	191,900	2,297,304
SIG Combibloc Group AG	1,383,743	34,073,205
Spirax-Sarco Engineering PLC	110,367	12,762,482
VAT Group AG	24,615	8,765,250
		$316,914,874
Major Banks – 0.2%
Resona Holdings, Inc. (l)	2,442,500	$13,538,027
Medical & Health Technology & Services – 1.5%
ARATA Corp.	148,400	$5,541,167
Arvida Group Ltd.	9,909,956	7,246,229
AS ONE Corp.	441,600	16,134,475
BML, Inc.	883,400	16,528,282
Burning Rock Biotech Ltd., ADR (a)	285,384	276,823
DKSH Holding Ltd.	45,850	3,098,594
Guangzhou KingMed Diagnostics Group Co. Ltd., “A”	1,147,400	9,796,190
ICON PLC (a)	28,327	6,975,524
Medipal Holdings Corp.	724,100	12,246,806
Ryman Healthcare Ltd.	2,130,319	8,056,650
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	2,590,718	$6,255,103
		$92,155,843
Medical Equipment – 3.9%
ConvaTec Group PLC	3,915,066	$10,403,809
Demant A.S. (a)	271,692	11,251,207
Eiken Chemical Co. Ltd.	753,900	6,891,243
Fukuda Denshi Co. Ltd.	625,400	22,724,317
Gerresheimer AG	523,240	55,015,292
Hogy Medical Co. Ltd.	79,600	1,701,834
JEOL Ltd.	239,800	7,153,563
Nakanishi, Inc.	1,770,300	41,402,560
Nihon Kohden Corp.	521,600	12,886,424
Shimadzu Corp.	624,700	16,604,044
Smith & Nephew PLC	1,794,613	22,306,388
Sonova Holding AG	97,918	23,204,434
Straumann Holding AG	10,595	1,345,722
		$232,890,837
Metals & Mining – 1.0%
Deterra Royalties Ltd.	3,908,506	$12,037,145
Iluka Resources Ltd.	2,312,804	11,420,293
MOIL Ltd.	4,160,987	11,128,869
PT United Tractors Tbk	14,165,800	25,893,488
		$60,479,795
Natural Gas - Distribution – 1.1%
China Resources Gas Group Ltd.	6,976,000	$20,444,416
DCC PLC	323,970	18,162,332
Italgas S.p.A.	5,939,723	30,379,176
		$68,985,924
Network & Telecom – 0.1%
NOHMI BOSAI Ltd.	678,100	$8,027,027
Oil Services – 0.4%
ADNOC Drilling Co. PJSC	9,919,752	$10,856,755
Tenaris S.A., ADR	434,060	13,716,296
		$24,573,051
Other Banks & Diversified Financials – 5.4%
Abu Dhabi Islamic Bank PJSC	2,552,427	$7,824,649
AEON Financial Service Co. Ltd.	2,490,600	21,474,425
AEON Thana Sinsap Public Co. Ltd.	2,563,700	11,476,364
Allfunds Group PLC	812,189	4,483,595
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Banco Santander Chile S.A.	157,118,269	$7,275,549
Bank of Kyoto Ltd.	575,700	32,448,615
Chiba Bank Ltd.	1,843,751	13,417,286
Credicorp Ltd.	70,398	9,008,832
E.Sun Financial Holding Co. Ltd.	12,818,678	9,629,744
Federal Bank Ltd.	4,183,029	7,414,892
FinecoBank S.p.A.	948,158	11,511,746
Hachijuni Bank Ltd.	3,710,800	20,483,397
Iress Ltd.	1,560,926	5,840,937
Julius Baer Group Ltd.	364,948	23,388,007
Jyske Bank A.S. (a)	285,747	20,880,676
Komercni Banka A.S.	462,760	13,443,290
Metropolitan Bank & Trust Co.	27,226,417	25,986,753
Shizuoka Financial Group, Inc.	4,113,600	33,555,128
Shriram Transport Finance Ltd.	1,710,637	39,538,315
Zenkoku Hosho Co. Ltd.	180,300	5,925,143
		$325,007,343
Pharmaceuticals – 1.5%
Daito Pharmaceutical Co. Ltd.	696,190	$10,947,849
Hypera S.A.	733,005	5,416,002
Ipca Laboratories Ltd.	1,514,795	17,067,637
Kalbe Farma Tbk PT	224,705,600	25,516,553
Santen Pharmaceutical Co. Ltd.	2,042,300	18,770,738
Suzuken Co. Ltd./Aichi Japan	339,200	10,495,589
		$88,214,368
Pollution Control – 0.9%
ALS Ltd.	1,425,323	$10,511,239
Daiseki Co. Ltd.	1,584,940	42,423,448
		$52,934,687
Precious Metals & Minerals – 0.5%
Agnico Eagle Mines Ltd.	664,559	$30,198,109
Printing & Publishing – 0.5%
China Literature Ltd. (a)	2,235,200	$8,177,613
Wolters Kluwer N.V.	177,849	21,538,530
		$29,716,143
Railroad & Shipping – 0.4%
Sankyu, Inc.	610,100	$21,110,995
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 3.5%
Aldar Properties PJSC	9,684,574	$15,187,146
Big Yellow Group PLC, REIT	902,264	10,290,917
CapitaLand India Trusts IEU, REIT	22,830,059	17,535,890
CapitaLand Investment Ltd.	9,775,600	22,168,515
Cedar Woods Properties Ltd.	2,256,844	6,602,222
City Developments Ltd.	2,898,600	14,015,908
Embassy Office Parks REIT	3,371,200	12,203,771
LEG Immobilien SE (a)	507,460	35,055,700
Midland Holdings Ltd. (a)(h)	43,113,000	3,358,332
Rural Funds Group, REIT	5,195,642	5,896,050
Shaftesbury Capital PLC, REIT	4,450,039	6,199,053
Swire Properties Ltd.	10,300,200	21,492,318
TAG Immobilien AG (a)	766,358	8,047,224
Unite Group PLC, REIT	2,917,297	31,785,449
		$209,838,495
Restaurants – 1.9%
Cafe de Coral Holdings Ltd.	16,092,000	$17,405,198
Domino's Pizza Enterprises Ltd.	346,399	11,844,103
Greggs PLC	1,105,910	33,031,373
Sodexo	518,105	53,358,202
		$115,638,876
Specialty Chemicals – 4.5%
Air Water, Inc.	783,300	$9,765,042
Croda International PLC	691,556	41,471,172
Essentra PLC	11,504,163	22,710,619
Japan Pure Chemical Co. Ltd.	41,700	730,810
Kansai Paint Co. Ltd.	1,037,000	14,832,625
Kureha Corp.	137,000	7,627,409
Nihon Parkerizing Co. Ltd.	1,049,600	7,768,051
Nitto Denko Corp.	144,400	9,477,216
NOF Corp.	320,000	12,796,574
Sika AG	137,623	34,881,548
SK KAKEN Co. Ltd.	590,500	27,027,703
Symrise AG	833,600	79,601,148
Taisei Lamick Co. Ltd.	219,800	4,384,528
		$273,074,445
Specialty Stores – 1.9%
Just Eat Takeaway.com (a)	1,208,551	$14,960,066
Just Eat Takeaway.com (a)(l)	75,723	945,518
Kitanotatsujin Corp. (l)	1,132,600	1,811,372
Multiplan Empreendimentos Imobiliarios S.A.	4,108,065	20,080,404
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Nick Scali Ltd.	1,081,696	$7,705,879
Nishimatsuya Chain Co. Ltd.	1,316,100	14,337,599
Ryohin Keikaku Co. Ltd.	1,186,100	15,361,995
Shimamura Co. Ltd.	52,800	5,218,523
ZOZO, Inc. (l)	1,800,400	33,040,665
		$113,462,021
Telecommunications - Wireless – 1.3%
Cellnex Telecom S.A.	1,311,061	$45,587,426
Etihad Etisalat Co.	1,358,826	16,140,916
Infrastrutture Wireless Italiane S.p.A.	1,249,006	14,828,973
		$76,557,315
Telephone Services – 0.4%
Helios Towers PLC (a)	3,888,393	$3,461,507
Hellenic Telecommunications Organization S.A.	1,031,343	15,069,154
NOS, SGPS S.A.	2,166,413	7,975,313
		$26,505,974
Trucking – 1.6%
Freightways Group Ltd.	2,126,298	$10,399,077
Hamakyorex Co. Ltd.	114,900	3,121,614
Seino Holdings Co. Ltd. (l)	3,442,300	48,269,136
Senko Group Holdings Co. Ltd.	657,300	4,609,545
SG Holdings Co. Ltd.	1,043,800	13,375,783
Trancom Co. Ltd.	95,100	4,670,998
Yamato Holdings Co. Ltd.	923,400	15,046,032
		$99,492,185
Utilities - Electric Power – 0.6%
CESC Ltd.	30,954,810	$33,530,145
Utilities - Water – 0.1%
Aguas Andinas S.A., “A”	27,132,717	$8,181,797
Total Common Stocks (Identified Cost, $5,284,672,278)		$5,720,495,650
Preferred Stocks – 0.2%
Metals & Mining – 0.2%
Gerdau S.A. (Identified Cost, $10,492,019)	2,793,525	$13,410,343

22

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Rights – 0.0%
Consumer Services – 0.0%
Localiza Rent a Car S.A. (1 share for 1 right, Expiration 11/30/2023) (a) (Identified Cost, $0)	BRL 47.13	11/10/23	5,173	$16,466

Investment Companies (h) – 4.6%
Money Market Funds – 4.6%
MFS Institutional Money Market Portfolio, 5.4% (v) (Identified Cost, $276,526,508)	276,517,429	$276,572,732
Collateral for Securities Loaned – 0.2%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.27% (j) (Identified Cost, $13,052,751)	13,052,751	$13,052,751

Other Assets, Less Liabilities – 0.2%		11,738,035
Net Assets – 100.0%		$6,035,285,977

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $381,563,314 and $5,641,984,628, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
See Notes to Financial Statements
23

Financial Statements
Statement of Assets and Liabilities
At 9/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $44,863,831 of securities on loan (identified cost, $5,173,042,901)	$5,641,984,628
Investments in affiliated issuers, at value (identified cost, $411,700,655)	381,563,314
Cash	3,400,290
Foreign currency, at value (identified cost, $231,265)	232,135
Receivables for
Investments sold	540,816
Fund shares sold	1,286,726
Interest and dividends	32,175,212
Other assets	2,055
Total assets	$6,061,185,176
Liabilities
Payables for
Investments purchased	$1,083,504
Fund shares reacquired	2,439,786
Collateral for securities loaned, at value (c)	13,052,751
Payable to affiliates
Investment adviser	427,460
Administrative services fee	5,084
Shareholder servicing costs	627,388
Distribution and service fees	15,266
Payable for independent Trustees' compensation	18,158
Deferred foreign capital gains tax expense payable	6,170,483
Accrued expenses and other liabilities	2,059,319
Total liabilities	$25,899,199
Net assets	$6,035,285,977
Net assets consist of
Paid-in capital	$5,404,118,427
Total distributable earnings (loss)	631,167,550
Net assets	$6,035,285,977
Shares of beneficial interest outstanding	202,913,372

(c)	Non-cash collateral is not included.
24

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$556,513,589	19,329,794	$28.79
Class B	1,414,104	51,569	27.42
Class C	10,656,020	397,433	26.81
Class I	641,010,411	21,457,510	29.87
Class R1	1,277,774	49,387	25.87
Class R2	15,234,494	548,180	27.79
Class R3	105,550,512	3,711,261	28.44
Class R4	84,612,127	2,940,325	28.78
Class R6	4,619,016,946	154,427,913	29.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.55 [100 / 94.25 x $28.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
25

Financial Statements
Statement of Operations
Year ended 9/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$165,733,440
Dividends from affiliated issuers	13,066,112
Income on securities loaned	170,999
Other	2,630
Foreign taxes withheld	(11,718,530)
Total investment income	$167,254,651
Expenses
Management fee	$54,180,471
Distribution and service fees	2,041,656
Shareholder servicing costs	2,503,019
Administrative services fee	629,143
Independent Trustees' compensation	104,245
Custodian fee	1,519,845
Shareholder communications	202,592
Audit and tax fees	84,834
Legal fees	32,063
Miscellaneous	879,499
Total expenses	$62,177,367
Fees paid indirectly	(9,419)
Reduction of expenses by investment adviser and distributor	(797,454)
Net expenses	$61,370,494
Net investment income (loss)	$105,884,157
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$138,123,536
Affiliated issuers	(698,454)
Foreign currency	(456,849)
Net realized gain (loss)	$136,968,233
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,752,481 increase in deferred foreign capital gains tax)	$717,275,257
Affiliated issuers	(9,677,613)
Translation of assets and liabilities in foreign currencies	716,962
Net unrealized gain (loss)	$708,314,606
Net realized and unrealized gain (loss)	$845,282,839
Change in net assets from operations	$951,166,996
See Notes to Financial Statements
26

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/23	9/30/22
Change in net assets
From operations
Net investment income (loss)	$105,884,157	$83,968,729
Net realized gain (loss)	136,968,233	358,756,803
Net unrealized gain (loss)	708,314,606	(2,802,468,869)
Change in net assets from operations	$951,166,996	$(2,359,743,337)
Total distributions to shareholders	$(338,663,183)	$(403,492,683)
Change in net assets from fund share transactions	$(106,451,841)	$79,421,966
Total change in net assets	$506,051,972	$(2,683,814,054)
Net assets
At beginning of period	5,529,234,005	8,213,048,059
At end of period	$6,035,285,977	$5,529,234,005
See Notes to Financial Statements
27

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.99	$38.59	$33.91	$32.56	$35.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.27	$0.27	$0.13	$0.29
Net realized and unrealized gain (loss)	3.98	(11.06)	5.80	2.09	(0.82)
Total from investment operations	$4.38	$(10.79)	$6.07	$2.22	$(0.53)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.37)	$(0.03)	$(0.35)	$(0.20)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.58)	$(1.81)	$(1.39)	$(0.87)	$(1.91)
Net asset value, end of period (x)	$28.79	$25.99	$38.59	$33.91	$32.56
Total return (%) (r)(s)(t)(x)	17.04	(29.31)	18.25	6.83	(0.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.30	1.28	1.29	1.29
Expenses after expense reductions (f)	1.31	1.28	1.27	1.28	1.28
Net investment income (loss)	1.37	0.84	0.73	0.39	0.90
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$556,514	$546,845	$885,605	$871,605	$1,015,817
See Notes to Financial Statements
28

Financial Highlights – continued
Class B	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.87	$36.95	$32.73	$31.42	$33.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.00(w)	$(0.04)	$(0.13)	$0.04
Net realized and unrealized gain (loss)	3.85	(10.59)	5.62	2.02	(0.77)
Total from investment operations	$3.99	$(10.59)	$5.58	$1.89	$(0.73)
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$—	$(0.06)	$—
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.44)	$(1.49)	$(1.36)	$(0.58)	$(1.71)
Net asset value, end of period (x)	$27.42	$24.87	$36.95	$32.73	$31.42
Total return (%) (r)(s)(t)(x)	16.17	(29.85)	17.37	6.03	(1.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.05	2.03	2.04	2.04
Expenses after expense reductions (f)	2.06	2.03	2.02	2.03	2.03
Net investment income (loss)	0.50	0.01	(0.11)	(0.43)	0.12
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$1,414	$2,151	$5,180	$5,875	$9,834

Class C	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.35	$36.17	$32.06	$30.80	$33.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.01	$(0.05)	$(0.12)	$0.03
Net realized and unrealized gain (loss)	3.75	(10.38)	5.52	1.98	(0.76)
Total from investment operations	$3.90	$(10.37)	$5.47	$1.86	$(0.73)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$(0.08)	$—
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.44)	$(1.45)	$(1.36)	$(0.60)	$(1.71)
Net asset value, end of period (x)	$26.81	$24.35	$36.17	$32.06	$30.80
Total return (%) (r)(s)(t)(x)	16.15	(29.84)	17.39	6.04	(1.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.05	2.03	2.04	2.04
Expenses after expense reductions (f)	2.06	2.03	2.02	2.03	2.03
Net investment income (loss)	0.54	0.03	(0.14)	(0.40)	0.10
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$10,656	$14,755	$30,413	$42,312	$60,916
See Notes to Financial Statements
29

Financial Highlights – continued
Class I	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.92	$39.91	$35.02	$33.59	$36.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.37	$0.35	$0.18	$0.39
Net realized and unrealized gain (loss)	4.13	(11.44)	6.02	2.21	(0.86)
Total from investment operations	$4.61	$(11.07)	$6.37	$2.39	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.48)	$(0.12)	$(0.44)	$(0.29)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.66)	$(1.92)	$(1.48)	$(0.96)	$(2.00)
Net asset value, end of period (x)	$29.87	$26.92	$39.91	$35.02	$33.59
Total return (%) (r)(s)(t)(x)	17.31	(29.13)	18.54	7.12	(0.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.05	1.03	1.04	1.04
Expenses after expense reductions (f)	1.06	1.03	1.02	1.03	1.03
Net investment income (loss)	1.58	1.08	0.91	0.55	1.18
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$641,010	$734,605	$1,235,625	$1,230,970	$2,049,197
See Notes to Financial Statements
30

Financial Highlights – continued
Class R1	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$23.54	$35.12	$31.16	$30.01	$32.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.03	$(0.02)	$(0.13)	$0.04
Net realized and unrealized gain (loss)	3.62	(10.05)	5.34	1.94	(0.76)
Total from investment operations	$3.77	$(10.02)	$5.32	$1.81	$(0.72)
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$—	$(0.14)	$—
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.44)	$(1.56)	$(1.36)	$(0.66)	$(1.71)
Net asset value, end of period (x)	$25.87	$23.54	$35.12	$31.16	$30.01
Total return (%) (r)(s)(t)(x)	16.15	(29.84)	17.41	6.03	(1.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.05	2.03	2.04	2.04
Expenses after expense reductions (f)	2.06	2.03	2.02	2.03	2.03
Net investment income (loss)	0.58	0.11	(0.07)	(0.45)	0.14
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$1,278	$1,196	$1,658	$1,622	$2,320

Class R2	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.13	$37.36	$32.92	$31.63	$34.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.19	$0.15	$0.01	$0.22
Net realized and unrealized gain (loss)	3.85	(10.71)	5.65	2.07	(0.81)
Total from investment operations	$4.17	$(10.52)	$5.80	$2.08	$(0.59)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.27)	$—	$(0.27)	$(0.09)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.51)	$(1.71)	$(1.36)	$(0.79)	$(1.80)
Net asset value, end of period (x)	$27.79	$25.13	$37.36	$32.92	$31.63
Total return (%) (r)(s)(t)(x)	16.73	(29.48)	17.95	6.58	(1.10)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.55	1.53	1.54	1.54
Expenses after expense reductions (f)	1.56	1.53	1.52	1.53	1.53
Net investment income (loss)	1.12	0.60	0.42	0.03	0.71
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$15,234	$14,568	$24,443	$24,546	$43,493
See Notes to Financial Statements
31

Financial Highlights – continued
Class R3	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.69	$38.19	$33.58	$32.25	$34.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.26	$0.29	$0.13	$0.29
Net realized and unrealized gain (loss)	3.93	(10.92)	5.72	2.08	(0.83)
Total from investment operations	$4.33	$(10.66)	$6.01	$2.21	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.40)	$(0.04)	$(0.36)	$(0.19)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.58)	$(1.84)	$(1.40)	$(0.88)	$(1.90)
Net asset value, end of period (x)	$28.44	$25.69	$38.19	$33.58	$32.25
Total return (%) (r)(s)(t)(x)	17.05	(29.32)	18.25	6.86	(0.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.30	1.28	1.29	1.29
Expenses after expense reductions (f)	1.31	1.28	1.27	1.28	1.28
Net investment income (loss)	1.37	0.79	0.78	0.42	0.92
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$105,551	$109,712	$201,807	$142,713	$132,789

Class R4	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.98	$38.57	$33.89	$32.54	$35.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.34	$0.32	$0.21	$0.36
Net realized and unrealized gain (loss)	3.99	(11.04)	5.84	2.10	(0.82)
Total from investment operations	$4.46	$(10.70)	$6.16	$2.31	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.45)	$(0.12)	$(0.44)	$(0.29)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.66)	$(1.89)	$(1.48)	$(0.96)	$(2.00)
Net asset value, end of period (x)	$28.78	$25.98	$38.57	$33.89	$32.54
Total return (%) (r)(s)(t)(x)	17.38	(29.16)	18.56	7.10	(0.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.05	1.03	1.04	1.04
Expenses after expense reductions (f)	1.06	1.03	1.02	1.03	1.03
Net investment income (loss)	1.60	1.02	0.85	0.66	1.14
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$84,612	$82,390	$182,567	$260,005	$276,550
See Notes to Financial Statements
32

Financial Highlights – continued
Class R6	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.95	$39.97	$35.06	$33.64	$36.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.43	$0.42	$0.28	$0.44
Net realized and unrealized gain (loss)	4.13	(11.48)	6.02	2.13	(0.87)
Total from investment operations	$4.67	$(11.05)	$6.44	$2.41	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.53)	$(0.17)	$(0.47)	$(0.33)
From net realized gain	(1.44)	(1.44)	(1.36)	(0.52)	(1.71)
Total distributions declared to shareholders	$(1.71)	$(1.97)	$(1.53)	$(0.99)	$(2.04)
Net asset value, end of period (x)	$29.91	$26.95	$39.97	$35.06	$33.64
Total return (%) (r)(s)(t)(x)	17.52	(29.06)	18.74	7.20	(0.47)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.91	0.90	0.92	0.92
Expenses after expense reductions (f)	0.92	0.90	0.89	0.91	0.91
Net investment income (loss)	1.79	1.26	1.08	0.84	1.34
Portfolio turnover	9	12	11	25	14
Net assets at end of period (000 omitted)	$4,619,017	$4,023,013	$5,635,101	$4,191,916	$3,385,991

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
33

Notes to Financial Statements
(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the
34

Notes to Financial Statements  - continued
Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
35

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,820,498,406	$32,448,615	$—	$1,852,947,021
United Kingdom	178,708,901	517,138,291	—	695,847,192
Germany	326,053,499	3,562,432	—	329,615,931
Australia	312,766,100	—	—	312,766,100
France	24,031,817	242,743,058	—	266,774,875
India	235,998,362	—	—	235,998,362
Taiwan	191,406,892	—	—	191,406,892
Switzerland	—	158,117,539	—	158,117,539
Hong Kong	156,002,701	—	—	156,002,701
Other Countries	930,136,581	604,309,265	0	1,534,445,846
Mutual Funds	289,625,483	—	—	289,625,483
Total	$4,465,228,742	$1,558,319,200	$0	$6,023,547,942
For further information regarding security characteristics, see the Portfolio of Investments. At September 30, 2023, the fund held one level 3 security valued at $0, which was also held and valued at $0 at September 30, 2022.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash
36

Notes to Financial Statements  - continued
and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $44,863,831. The fair value of the fund's investment securities on loan and a related liability of $13,052,751 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $34,529,079 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
37

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/23	Year ended 9/30/22
Ordinary income (including any short-term capital gains)	$49,150,638	$151,654,086
Long-term capital gains	289,512,545	251,838,597
Total distributions	$338,663,183	$403,492,683
38

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/23
Cost of investments	$5,627,835,675
Gross appreciation	1,409,243,112
Gross depreciation	(1,013,530,845)
Net unrealized appreciation (depreciation)	$395,712,267
Undistributed ordinary income	119,850,221
Undistributed long-term capital gain	123,006,114
Other temporary differences	(7,401,052)
Total distributable earnings (loss)	$631,167,550
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/23	Year ended 9/30/22
Class A	$32,274,365	$40,558,715
Class B	107,835	195,811
Class C	743,169	1,150,960
Class I	41,319,509	58,815,770
Class R1	74,775	71,241
Class R2	865,845	1,080,274
Class R3	7,008,148	9,283,025
Class R4	5,175,642	7,139,611
Class R6	251,093,895	284,691,435
Class 529A	—	468,895
Class 529B	—	3,931
Class 529C	—	33,015
Total	$338,663,183	$403,492,683
39

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2023, this management fee reduction amounted to $797,061, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.86% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,911 for the year ended September 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
40

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,488,834
Class B	0.75%	0.25%	1.00%	1.00%	18,999
Class C	0.75%	0.25%	1.00%	1.00%	132,720
Class R1	0.75%	0.25%	1.00%	1.00%	13,277
Class R2	0.25%	0.25%	0.50%	0.50%	81,389
Class R3	—	0.25%	0.25%	0.25%	306,437
Total Distribution and Service Fees					$2,041,656
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2023, this rebate amounted to $250, $76, and $67 for Class A, Class R2, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2023, were as follows:
Amount
Class A	$769
Class B	713
Class C	144
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2023, the fee was $123,980, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,379,039.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
41

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.0101% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended September 30, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $414,129 and $1,339,540, respectively. The sales transactions resulted in net realized gains (losses) of $(98,006).
(4) Portfolio Securities
For the year ended September 30, 2023, purchases and sales of investments, other than short-term obligations, aggregated $533,132,155 and $940,862,133, respectively.
42

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	848,578	$24,740,833	1,023,143	$33,970,510
Class B	22	600	58	1,984
Class C	11,817	323,049	10,852	331,084
Class I	1,905,649	56,905,922	3,526,867	122,378,252
Class R1	7,217	190,804	9,526	281,112
Class R2	61,654	1,749,778	101,721	3,217,527
Class R3	645,054	18,305,933	1,051,751	37,466,728
Class R4	470,453	13,796,333	553,764	18,112,531
Class R6	13,323,415	408,228,786	16,208,229	575,363,909
Class 529A	—	—	39,063	1,282,894
Class 529C	—	—	892	29,321
	17,273,859	$524,242,038	22,525,866	$792,435,852
Shares issued to shareholders in reinvestment of distributions
Class A	1,033,398	$28,862,801	1,009,595	$36,870,405
Class B	4,028	107,835	5,528	194,428
Class C	27,964	731,889	32,746	1,127,105
Class I	1,336,675	38,656,651	1,458,992	55,076,952
Class R1	2,961	74,775	2,141	71,240
Class R2	31,871	861,149	30,289	1,071,615
Class R3	254,010	7,008,147	257,147	9,283,025
Class R4	168,193	4,685,843	179,428	6,538,372
Class R6	8,359,122	241,745,799	7,081,328	267,390,965
Class 529A	—	—	12,747	455,719
Class 529B	—	—	117	3,931
Class 529C	—	—	998	32,942
	11,218,222	$322,734,889	10,071,056	$378,116,699
43

Notes to Financial Statements  - continued
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,594,738)	$(104,513,846)	(3,938,988)	$(129,035,209)
Class B	(38,966)	(1,078,132)	(59,284)	(1,789,431)
Class C	(248,408)	(6,689,170)	(278,446)	(8,460,526)
Class I	(9,078,106)	(273,108,797)	(8,651,169)	(288,754,908)
Class R1	(11,605)	(306,784)	(8,065)	(246,053)
Class R2	(125,135)	(3,534,767)	(206,456)	(6,406,185)
Class R3	(1,458,409)	(42,769,272)	(2,322,289)	(76,361,082)
Class R4	(869,046)	(25,143,686)	(2,295,925)	(80,799,395)
Class R6	(16,515,864)	(496,284,314)	(15,027,341)	(489,236,861)
Class 529A	—	—	(309,521)	(9,204,770)
Class 529B	—	—	(2,428)	(74,067)
Class 529C	—	—	(25,377)	(762,098)
	(31,940,277)	$(953,428,768)	(33,125,289)	$(1,091,130,585)
Net change
Class A	(1,712,762)	$(50,910,212)	(1,906,250)	$(58,194,294)
Class B	(34,916)	(969,697)	(53,698)	(1,593,019)
Class C	(208,627)	(5,634,232)	(234,848)	(7,002,337)
Class I	(5,835,782)	(177,546,224)	(3,665,310)	(111,299,704)
Class R1	(1,427)	(41,205)	3,602	106,299
Class R2	(31,610)	(923,840)	(74,446)	(2,117,043)
Class R3	(559,345)	(17,455,192)	(1,013,391)	(29,611,329)
Class R4	(230,400)	(6,661,510)	(1,562,733)	(56,148,492)
Class R6	5,166,673	153,690,271	8,262,216	353,518,013
Class 529A	—	—	(257,711)	(7,466,157)
Class 529B	—	—	(2,311)	(70,136)
Class 529C	—	—	(23,487)	(699,835)
	(3,448,196)	$(106,451,841)	(528,367)	$79,421,966
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 59%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
44

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective at the close of business on November 29, 2019, purchases of the fund were closed to new investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022.  Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2023, the fund’s commitment fee and interest expense were $31,683 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Forterra PLC	$40,036,956	$—	$1,939,324	$(706,893)	$(10,915,684)	$26,475,055
MFS Institutional Money Market Portfolio	225,046,256	1,001,077,757	949,578,840	8,439	19,120	276,572,732
Midland Holdings Ltd.	3,066,471	—	—	—	291,861	3,358,332
PCA Corp.	9,878,227	—	—	—	1,429,798	11,308,025
T. Hasegawa Co. Ltd.	64,351,878	—	—	—	(502,708)	63,849,170
	$342,379,788	$1,001,077,757	$951,518,164	$(698,454)	$(9,677,613)	$381,563,314
45

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
Forterra PLC	$2,313,061	$—
MFS Institutional Money Market Portfolio	9,328,901	—
Midland Holdings Ltd.	—	—
PCA Corp.	161,466	—
T. Hasegawa Co. Ltd.	1,262,684	—
	$13,066,112	$—
(8) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
46

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International New Discovery  Fund (the “Fund”) (one of the funds constituting MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2023,and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust V) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
47

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 14, 2023
48

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
50

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
51

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Peter Fruzzetti Lionel Gomez Robert Lau Sandeep Mehta Nicholas Spratt
52

Board Review of Investment Advisory Agreement
MFS International New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
53

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2022, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2022, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided
54

Board Review of Investment Advisory Agreement - continued
by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
55

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

56

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $328,400,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $169,465,656. The fund intends to pass through foreign tax credits of $11,718,112 for the fiscal year.
57

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
58

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
59

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2023
MFS®  Research Fund
MFR-ANN

MFS® Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	8.5%
Alphabet, Inc., “A”	4.7%
Amazon.com, Inc.	3.7%
Apple, Inc.	3.7%
Visa, Inc., “A”	2.8%
Meta Platforms, Inc., “A”	2.0%
JPMorgan Chase & Co.	2.0%
ConocoPhillips	1.8%
Accenture PLC, “A”	1.6%
Salesforce, Inc.	1.6%
Global equity sectors (k)
Technology	34.4%
Health Care	14.1%
Financial Services	13.2%
Capital Goods	12.6%
Consumer Cyclicals	11.1%
Energy	7.5%
Consumer Staples	4.9%
Telecommunications/Cable Television (s)	1.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of September 30, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended September 30, 2023, Class A shares of the MFS Research Fund (fund) provided a total return of 17.07%, at net asset value. This compares with a return of 21.62% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P 500 Index, stock selection within the technology sector was a primary detractor from performance, led by the fund’s underweight positions in strong-performing computer graphics processor maker NVIDIA and social networking service provider Meta Platforms. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily driven by
2

Management Review - continued
stronger-than-expected revenue growth within its data center, generative AI and networking segments. Not owning shares of semiconductor company Broadcom, and the fund’s overweight position in global banking and payments technology provider Fidelity National Information Services(h), also weakened relative performance.
Stock selection within the consumer cyclicals sector held back relative performance, driven by the fund’s overweight position in merchandise store operator Dollar General. The stock price of Dollar General declined as the company posted below-consensus earnings per share results due to worse-than-expected sales and higher-than-expected operating and selling, general, and administrative expenses.
Individual stocks in other sectors that weighed on relative returns included the fund’s overweight positions in real estate investment trusts SBA Communications, Extra Space Storage and financial services provider Charles Schwab. The fund’s holdings of life sciences company Maravai Lifesciences Holdings(b)(h) and data, video and voice services provider Cable One(b) further weakened relative performance.
Contributors to Performance
Stock selection within both the health care and capital goods sectors contributed to relative performance. Within the health care sector, avoiding shares of poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group and drugstore retailer CVS Health aided relative results. The share price of UnitedHealth Group came under pressure as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment. Within the capital goods sector, not owning shares of electric vehicle manufacturer Tesla benefited relative results. The share price of Tesla declined due to uncertainties surrounding production shutdowns at the company’s Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns, and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X (formerly Twitter).
Elsewhere, the fund's short position in real estate investment trust Crown Castle, and overweight positions in technology company Alphabet, semiconductor chips and electronics engineering solutions provider Applied Materials, software giant Microsoft, and semiconductor company Lam Research benefited relative performance. The fund’s position in enterprise software solutions company Constellation Software(b) (Canada), and not owning shares of financial services firm Bank of America, further boosted relative returns.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

Performance Summary THROUGH 9/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
4

Performance Summary  - continued
Total Returns through 9/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	17.07%	8.45%	10.56%
B	9/07/93	16.18%	7.64%	9.74%
C	1/03/94	16.19%	7.64%	9.73%
I	1/02/97	17.36%	8.72%	10.83%
R1	4/01/05	16.20%	7.64%	9.73%
R2	10/31/03	16.78%	8.18%	10.29%
R3	4/01/05	17.06%	8.45%	10.56%
R4	4/01/05	17.38%	8.71%	10.84%
R6	5/01/06	17.44%	8.79%	10.92%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)	21.62%	9.92%	11.91%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	10.34%	7.17%	9.91%
B With CDSC (Declining over six years from 4% to 0%) (v)	12.18%	7.34%	9.74%
C With CDSC (1% for 12 months) (v)	15.19%	7.64%	9.73%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
5

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2023 through September 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Expenses Paid During Period (p) 4/01/23-9/30/23
A	Actual	0.80%	$1,000.00	$1,043.22	$4.10
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
B	Actual	1.55%	$1,000.00	$1,039.29	$7.92
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
C	Actual	1.55%	$1,000.00	$1,039.46	$7.92
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
I	Actual	0.55%	$1,000.00	$1,044.61	$2.82
	Hypothetical (h)	0.55%	$1,000.00	$1,022.31	$2.79
R1	Actual	1.55%	$1,000.00	$1,039.27	$7.92
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
R2	Actual	1.05%	$1,000.00	$1,042.07	$5.38
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R3	Actual	0.80%	$1,000.00	$1,043.26	$4.10
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R4	Actual	0.55%	$1,000.00	$1,044.69	$2.82
	Hypothetical (h)	0.55%	$1,000.00	$1,022.31	$2.79
R6	Actual	0.49%	$1,000.00	$1,044.81	$2.51
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.04% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
8

Portfolio of Investments
9/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.9%
Aerospace & Defense – 3.7%
Boeing Co. (a)	259,519	$49,744,602
General Dynamics Corp.	210,011	46,406,131
Honeywell International, Inc.	402,410	74,341,223
Howmet Aerospace, Inc.	950,289	43,950,866
Leidos Holdings, Inc.	356,634	32,867,389
RTX Corp.	172,217	12,394,458
		$259,704,669
Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	170,102	$42,751,736
Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	541,177	$51,747,345
Automotive – 0.3%
Aptiv PLC (a)	248,668	$24,516,178
Broadcasting – 0.9%
Walt Disney Co. (a)	765,362	$62,032,590
Brokerage & Asset Managers – 1.9%
Charles Schwab Corp.	1,218,483	$66,894,717
CME Group, Inc.	340,584	68,191,728
		$135,086,445
Business Services – 2.0%
Accenture PLC, “A”	369,891	$113,597,225
Tyler Technologies, Inc. (a)	70,465	27,209,355
		$140,806,580
Cable TV – 0.7%
Cable One, Inc.	76,076	$46,835,429
Computer Software – 12.3%
Cadence Design Systems, Inc. (a)	378,214	$88,615,540
Microsoft Corp. (s)	1,903,848	601,140,006
NICE Systems Ltd., ADR (a)	181,578	30,868,260
Palo Alto Networks, Inc. (a)	133,886	31,388,234
Salesforce, Inc. (a)	559,021	113,358,278
		$865,370,318
9

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 5.4%
Apple, Inc. (s)	1,516,393	$259,621,645
Constellation Software, Inc.	30,694	63,366,924
ServiceNow, Inc. (a)	105,235	58,822,156
		$381,810,725
Construction – 2.6%
AZEK Co., Inc. (a)	973,310	$28,946,239
Masco Corp.	640,711	34,246,003
Sherwin-Williams Co.	187,499	47,821,620
Summit Materials, Inc., “A” (a)	1,235,386	38,469,920
Vulcan Materials Co.	152,095	30,726,232
		$180,210,014
Consumer Products – 1.3%
Colgate-Palmolive Co.	652,519	$46,400,626
International Flavors & Fragrances, Inc.	300,611	20,492,652
Kenvue, Inc.	1,253,499	25,170,260
		$92,063,538
Consumer Services – 0.2%
Bright Horizons Family Solutions, Inc. (a)	196,278	$15,988,806
Electrical Equipment – 1.3%
Johnson Controls International PLC	1,094,462	$58,236,323
TE Connectivity Ltd.	276,795	34,192,486
		$92,428,809
Electronics – 5.4%
Applied Materials, Inc.	610,209	$84,483,436
Lam Research Corp.	91,926	57,616,459
Marvell Technology, Inc.	746,664	40,416,922
NVIDIA Corp.	253,139	110,112,934
NXP Semiconductors N.V.	426,002	85,166,320
		$377,796,071
Energy - Independent – 4.2%
ConocoPhillips	1,074,005	$128,665,799
Diamondback Energy, Inc.	294,207	45,566,780
Hess Corp.	498,324	76,243,572
Valero Energy Corp.	297,602	42,173,180
		$292,649,331
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.4%
Hostess Brands, Inc. (a)	573,758	$19,111,879
Mondelez International, Inc.	863,092	59,898,585
Oatly Group AB, ADR (a)(l)	6,290,957	5,637,327
PepsiCo, Inc.	475,708	80,603,963
		$165,251,754
Gaming & Lodging – 0.6%
Marriott International, Inc., “A”	201,841	$39,673,867
General Merchandise – 0.7%
Dollar General Corp.	234,512	$24,811,370
Five Below, Inc. (a)	153,638	24,720,354
		$49,531,724
Health Maintenance Organizations – 1.3%
Cigna Group	317,668	$90,875,285
Insurance – 3.0%
Aon PLC	252,657	$81,916,452
Chubb Ltd.	443,216	92,268,707
Willis Towers Watson PLC	175,851	36,745,825
		$210,930,984
Internet – 8.5%
Alphabet, Inc., “A” (a)(s)	2,512,898	$328,837,832
Alphabet, Inc., “C” (a)	649,699	85,662,813
Gartner, Inc. (a)	120,482	41,398,820
Meta Platforms, Inc., “A” (a)	471,789	141,635,776
		$597,535,241
Leisure & Toys – 0.7%
Electronic Arts, Inc.	384,212	$46,259,125
Machinery & Tools – 2.0%
Eaton Corp. PLC	178,850	$38,145,128
Ingersoll Rand, Inc.	430,461	27,428,975
Regal Rexnord Corp.	176,068	25,156,596
Wabtec Corp.	495,400	52,646,158
		$143,376,857
Major Banks – 3.7%
JPMorgan Chase & Co.	962,385	$139,565,073
Morgan Stanley	800,625	65,387,044
PNC Financial Services Group, Inc.	438,363	53,817,825
		$258,769,942
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 1.5%
ICON PLC (a)	182,039	$44,827,104
McKesson Corp.	136,278	59,260,488
		$104,087,592
Medical Equipment – 5.0%
Agilent Technologies, Inc.	512,552	$57,313,565
Becton, Dickinson and Co.	213,857	55,288,450
Boston Scientific Corp. (a)	1,363,029	71,967,931
Envista Holdings Corp. (a)	909,159	25,347,353
Masimo Corp. (a)	108,880	9,546,598
Medtronic PLC	948,424	74,318,505
STERIS PLC	272,646	59,823,985
		$353,606,387
Network & Telecom – 0.8%
Equinix, Inc., REIT	73,692	$53,519,552
Oil Services – 0.5%
Schlumberger Ltd.	643,331	$37,506,197
Other Banks & Diversified Financials – 3.8%
Moody's Corp.	113,389	$35,850,200
Northern Trust Corp.	538,642	37,424,846
Visa, Inc., “A” (s)	841,971	193,661,750
		$266,936,796
Pharmaceuticals – 6.2%
AbbVie, Inc.	298,474	$44,490,535
Eli Lilly & Co.	197,784	106,235,720
Johnson & Johnson	636,443	99,125,997
Pfizer, Inc.	1,975,154	65,515,858
Vertex Pharmaceuticals, Inc. (a)	230,762	80,245,178
Zoetis, Inc.	249,656	43,435,151
		$439,048,439
Railroad & Shipping – 0.8%
Canadian Pacific Kansas City Ltd.	789,334	$58,734,343
Real Estate – 0.8%
Extra Space Storage, Inc., REIT	282,346	$34,327,626
Jones Lang LaSalle, Inc. (a)	138,954	19,617,526
		$53,945,152
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.2%
Starbucks Corp.	600,490	$54,806,722
Wendy's Co.	1,308,295	26,702,301
		$81,509,023
Specialty Chemicals – 1.8%
Air Products & Chemicals, Inc.	190,749	$54,058,266
Corteva, Inc.	278,780	14,262,385
DuPont de Nemours, Inc.	810,930	60,487,269
		$128,807,920
Specialty Stores – 6.2%
Amazon.com, Inc. (a)(s)	2,056,884	$261,471,094
Home Depot, Inc.	307,549	92,929,006
Ross Stores, Inc.	419,354	47,366,035
Target Corp.	312,004	34,498,282
		$436,264,417
Telecommunications - Wireless – 1.5%
SBA Communications Corp., REIT	441,505	$88,376,056
T-Mobile USA, Inc.	121,419	17,004,731
		$105,380,787
Tobacco – 0.6%
Philip Morris International, Inc.	486,974	$45,084,053
Utilities - Electric Power – 2.8%
Alliant Energy Corp.	734,683	$35,595,391
Duke Energy Corp.	530,239	46,798,894
NextEra Energy, Inc.	679,241	38,913,717
PG&E Corp. (a)	2,854,549	46,043,876
PPL Corp.	1,186,011	27,942,419
		$195,294,297
Total Common Stocks (Identified Cost, $4,704,771,376)		$7,023,728,318

	Strike Price	First Exercise
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	30,929	$0

13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 5.4% (v) (Identified Cost, $40,365,655)	40,363,372	$40,371,444
Collateral for Securities Loaned – 0.0%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.27% (j) (Identified Cost, $1,458,608)	1,458,608	$1,458,608
Securities Sold Short – (0.3)%
Telecommunications - Wireless – (0.3)%
Crown Castle, Inc., REIT (Proceeds Received, $31,963,062)	(247,822)	$(22,807,059)

Other Assets, Less Liabilities – (0.2)%		(11,476,357)
Net Assets – 100.0%		$7,031,274,954

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $40,371,444 and $7,025,186,926, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At September 30, 2023, the fund had cash collateral of $2,230 and other liquid securities with an aggregate value of $89,836,926 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 9/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $2,353,068 of securities on loan (identified cost, $4,706,229,984)	$7,025,186,926
Investments in affiliated issuers, at value (identified cost, $40,365,655)	40,371,444
Cash	18,289
Deposits with brokers for
Securities sold short	2,230
Receivables for
Investments sold	46,644,089
Fund shares sold	6,558,500
Interest and dividends	7,934,215
Other assets	2,683
Total assets	$7,126,718,376
Liabilities
Payables for
Securities sold short, at value (proceeds received, $31,963,062)	$22,807,059
Investments purchased	45,513,520
Fund shares reacquired	22,411,651
Collateral for securities loaned, at value (c)	1,458,608
Payable to affiliates
Investment adviser	243,759
Administrative services fee	5,084
Shareholder servicing costs	986,325
Distribution and service fees	31,385
Payable for independent Trustees' compensation	21,695
Accrued expenses and other liabilities	1,964,336
Total liabilities	$95,443,422
Net assets	$7,031,274,954
Net assets consist of
Paid-in capital	$4,296,722,332
Total distributable earnings (loss)	2,734,552,622
Net assets	$7,031,274,954
Shares of beneficial interest outstanding	136,523,282

(c)	Non-cash collateral is not included.
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,288,552,319	25,421,886	$50.69
Class B	5,385,864	122,654	43.91
Class C	44,531,893	1,024,715	43.46
Class I	3,701,926,865	70,579,202	52.45
Class R1	3,328,777	78,626	42.34
Class R2	13,611,232	281,823	48.30
Class R3	35,980,853	717,340	50.16
Class R4	9,985,340	196,841	50.73
Class R6	1,927,971,811	38,100,195	50.60

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $53.78 [100 / 94.25 x $50.69]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 9/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$106,194,980
Dividends from affiliated issuers	2,314,903
Income on securities loaned	264,003
Other	174,685
Foreign taxes withheld	(361,392)
Total investment income	$108,587,179
Expenses
Management fee	$30,580,662
Distribution and service fees	4,085,677
Shareholder servicing costs	4,049,388
Administrative services fee	629,143
Independent Trustees' compensation	121,802
Custodian fee	222,903
Shareholder communications	172,820
Audit and tax fees	68,489
Legal fees	37,913
Dividend and interest expense on securities sold short	3,145,843
Interest expense and fees	42,278
Miscellaneous	280,352
Total expenses	$43,437,270
Fees paid indirectly	(3,458)
Reduction of expenses by distributor	(8,327)
Net expenses	$43,425,485
Net investment income (loss)	$65,161,694
17

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$490,910,412
Affiliated issuers	17,366
Foreign currency	9,785
Net realized gain (loss)	$490,937,563
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$583,516,090
Affiliated issuers	2,158
Securities sold short	13,015,611
Translation of assets and liabilities in foreign currencies	917
Net unrealized gain (loss)	$596,534,776
Net realized and unrealized gain (loss)	$1,087,472,339
Change in net assets from operations	$1,152,634,033
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/23	9/30/22
Change in net assets
From operations
Net investment income (loss)	$65,161,694	$59,993,748
Net realized gain (loss)	490,937,563	415,002,471
Net unrealized gain (loss)	596,534,776	(1,797,248,727)
Change in net assets from operations	$1,152,634,033	$(1,322,252,508)
Total distributions to shareholders	$(512,700,968)	$(482,432,724)
Change in net assets from fund share transactions	$(396,517,039)	$110,267,716
Total change in net assets	$243,416,026	$(1,694,417,516)
Net assets
At beginning of period	6,787,858,928	8,482,276,444
At end of period	$7,031,274,954	$6,787,858,928
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$46.50	$58.66	$48.66	$44.50	$46.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.29	$0.20	$0.33	$0.37
Net realized and unrealized gain (loss)	7.37	(9.17)	12.41	5.52	1.90
Total from investment operations	$7.71	$(8.88)	$12.61	$5.85	$2.27
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.19)	$(0.28)	$(0.35)	$(0.28)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.52)	$(3.28)	$(2.61)	$(1.69)	$(4.50)
Net asset value, end of period (x)	$50.69	$46.50	$58.66	$48.66	$44.50
Total return (%) (r)(s)(t)(x)	17.07	(16.34)	26.85	13.46	6.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.79	0.78	0.79	0.80
Expenses after expense reductions (f)	0.81	0.78	0.78	0.78	0.79
Net investment income (loss)	0.68	0.52	0.37	0.72	0.89
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$1,288,552	$1,198,757	$1,536,575	$1,290,401	$1,452,740
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.76	0.76	0.77	0.77
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$40.69	$51.91	$43.39	$39.84	$42.40
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.12)	$(0.19)	$(0.01)	$0.05
Net realized and unrealized gain (loss)	6.43	(8.01)	11.04	4.93	1.66
Total from investment operations	$6.40	$(8.13)	$10.85	$4.92	$1.71
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.03)	$(0.05)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.18)	$(3.09)	$(2.33)	$(1.37)	$(4.27)
Net asset value, end of period (x)	$43.91	$40.69	$51.91	$43.39	$39.84
Total return (%) (r)(s)(t)(x)	16.18	(16.97)	25.91	12.61	5.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.53	1.53	1.54	1.55
Expenses after expense reductions (f)	1.56	1.53	1.53	1.54	1.54
Net investment income (loss)	(0.06)	(0.25)	(0.39)	(0.03)	0.14
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$5,386	$7,126	$12,047	$13,373	$17,765
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.51	1.52	1.52
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$40.30	$51.44	$43.02	$39.53	$42.05
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.11)	$(0.19)	$(0.01)	$0.05
Net realized and unrealized gain (loss)	6.37	(7.94)	10.94	4.90	1.65
Total from investment operations	$6.34	$(8.05)	$10.75	$4.89	$1.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.06)	$—
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.18)	$(3.09)	$(2.33)	$(1.40)	$(4.22)
Net asset value, end of period (x)	$43.46	$40.30	$51.44	$43.02	$39.53
Total return (%) (r)(s)(t)(x)	16.19	(16.97)	25.90	12.62	5.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.54	1.53	1.55	1.55
Expenses after expense reductions (f)	1.56	1.54	1.53	1.54	1.55
Net investment income (loss)	(0.07)	(0.24)	(0.38)	(0.03)	0.13
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$44,532	$47,651	$68,140	$70,785	$71,371
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.51	1.53	1.53
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$48.01	$60.47	$50.09	$45.74	$48.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.44	$0.35	$0.45	$0.49
Net realized and unrealized gain (loss)	7.61	(9.47)	12.77	5.70	1.93
Total from investment operations	$8.09	$(9.03)	$13.12	$6.15	$2.42
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.34)	$(0.41)	$(0.46)	$(0.49)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.65)	$(3.43)	$(2.74)	$(1.80)	$(4.71)
Net asset value, end of period (x)	$52.45	$48.01	$60.47	$50.09	$45.74
Total return (%) (r)(s)(t)(x)	17.36	(16.15)	27.16	13.76	6.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.54	0.53	0.55	0.55
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.93	0.77	0.62	0.97	1.13
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$3,701,927	$3,665,406	$4,577,919	$3,492,027	$2,835,696
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.51	0.51	0.53	0.53
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$39.38	$50.34	$42.14	$38.72	$41.37
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.11)	$(0.18)	$(0.02)	$0.04
Net realized and unrealized gain (loss)	6.22	(7.76)	10.71	4.81	1.60
Total from investment operations	$6.19	$(7.87)	$10.53	$4.79	$1.64
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$(0.03)	$(0.07)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.23)	$(3.09)	$(2.33)	$(1.37)	$(4.29)
Net asset value, end of period (x)	$42.34	$39.38	$50.34	$42.14	$38.72
Total return (%) (r)(s)(t)(x)	16.20	(16.98)	25.92	12.62	5.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.54	1.53	1.54	1.55
Expenses after expense reductions (f)	1.56	1.54	1.53	N/A	N/A
Net investment income (loss)	(0.07)	(0.23)	(0.39)	(0.04)	0.12
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$3,329	$2,933	$3,416	$3,596	$4,187
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.51	1.51	1.51	1.53	1.53
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$44.44	$56.29	$46.78	$42.85	$45.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.14	$0.06	$0.20	$0.25
Net realized and unrealized gain (loss)	7.04	(8.76)	11.92	5.33	1.82
Total from investment operations	$7.25	$(8.62)	$11.98	$5.53	$2.07
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.14)	$(0.26)	$(0.23)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.39)	$(3.23)	$(2.47)	$(1.60)	$(4.45)
Net asset value, end of period (x)	$48.30	$44.44	$56.29	$46.78	$42.85
Total return (%) (r)(s)(t)(x)	16.78	(16.55)	26.53	13.19	6.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.04	1.03	1.04	1.05
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.44	0.27	0.12	0.47	0.63
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$13,611	$32,036	$43,862	$19,726	$21,738
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.02	1.01	1.02	1.03	1.03
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$46.05	$58.12	$48.23	$44.12	$46.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.28	$0.20	$0.32	$0.37
Net realized and unrealized gain (loss)	7.29	(9.08)	12.29	5.48	1.86
Total from investment operations	$7.63	$(8.80)	$12.49	$5.80	$2.23
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.18)	$(0.27)	$(0.35)	$(0.35)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.52)	$(3.27)	$(2.60)	$(1.69)	$(4.57)
Net asset value, end of period (x)	$50.16	$46.05	$58.12	$48.23	$44.12
Total return (%) (r)(s)(t)(x)	17.06	(16.34)	26.85	13.46	6.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.79	0.78	0.79	0.80
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.68	0.52	0.37	0.72	0.88
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$35,981	$34,133	$43,493	$40,434	$44,941
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	0.76	0.76	0.78	0.78
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$46.55	$58.72	$48.71	$44.53	$46.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.42	$0.34	$0.43	$0.47
Net realized and unrealized gain (loss)	7.37	(9.16)	12.40	5.55	1.88
Total from investment operations	$7.84	$(8.74)	$12.74	$5.98	$2.35
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.34)	$(0.40)	$(0.46)	$(0.48)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.66)	$(3.43)	$(2.73)	$(1.80)	$(4.70)
Net asset value, end of period (x)	$50.73	$46.55	$58.72	$48.71	$44.53
Total return (%) (r)(s)(t)(x)	17.35	(16.13)	27.16	13.76	6.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.53	0.53	0.54	0.55
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	0.94	0.76	0.62	0.97	1.13
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$9,985	$11,620	$16,260	$14,246	$16,869
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.51	0.51	0.51	0.53	0.53
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$46.44	$58.60	$48.62	$44.44	$46.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.46	$0.38	$0.47	$0.50
Net realized and unrealized gain (loss)	7.35	(9.15)	12.37	5.53	1.86
Total from investment operations	$7.85	$(8.69)	$12.75	$6.00	$2.36
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.38)	$(0.44)	$(0.48)	$(0.52)
From net realized gain	(3.18)	(3.09)	(2.33)	(1.34)	(4.22)
Total distributions declared to shareholders	$(3.69)	$(3.47)	$(2.77)	$(1.82)	$(4.74)
Net asset value, end of period (x)	$50.60	$46.44	$58.60	$48.62	$44.44
Total return (%) (r)(s)(t)(x)	17.44	(16.09)	27.25	13.85	6.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.47	0.46	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.00	0.84	0.68	1.04	1.19
Portfolio turnover	24	17	26	36	32
Net assets at end of period (000 omitted)	$1,927,972	$1,788,197	$2,180,565	$1,632,527	$1,433,024
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.45	0.45	0.45	0.46	0.46

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for
29

Notes to Financial Statements  - continued
which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant
30

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,870,758,791	$—	$—	$6,870,758,791
Canada	122,101,267	0	—	122,101,267
Israel	30,868,260	—	—	30,868,260
Mutual Funds	41,830,052	—	—	41,830,052
Total	$7,065,558,370	$0	$—	$7,065,558,370
Securities Sold Short	$(22,807,059)	$—	$—	$(22,807,059)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2023, this expense amounted to $3,145,843.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
31

Notes to Financial Statements  - continued
fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $2,353,068. The fair value of the fund's investment securities on loan and a related liability of $1,458,608 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,049,043 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,
32

Notes to Financial Statements  - continued
no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/23	Year ended 9/30/22
Ordinary income (including any short-term capital gains)	$64,000,990	$104,031,455
Long-term capital gains	448,699,978	378,401,269
Total distributions	$512,700,968	$482,432,724
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/23
Cost of investments	$4,740,659,750
Gross appreciation	2,611,903,492
Gross depreciation	(309,811,931)
Net unrealized appreciation (depreciation)	$2,302,091,561
Undistributed ordinary income	37,267,938
Undistributed long-term capital gain	395,194,468
Other temporary differences	(1,345)
Total distributable earnings (loss)	$2,734,552,622
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
33

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/23	Year ended 9/30/22
Class A	$89,561,564	$85,011,553
Class B	513,792	683,436
Class C	3,591,652	3,981,765
Class I	271,873,886	258,213,877
Class R1	241,164	207,362
Class R2	2,320,635	2,424,401
Class R3	2,576,989	2,423,554
Class R4	909,091	906,505
Class R6	141,112,195	128,580,271
Total	$512,700,968	$482,432,724
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%
The management fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.42% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $57,040 for the year ended September 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,255,545
Class B	0.75%	0.25%	1.00%	1.00%	65,031
Class C	0.75%	0.25%	1.00%	1.00%	480,444
Class R1	0.75%	0.25%	1.00%	1.00%	32,688
Class R2	0.25%	0.25%	0.50%	0.50%	160,105
Class R3	—	0.25%	0.25%	0.25%	91,864
Total Distribution and Service Fees					$4,085,677
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2023, this rebate amounted to $8,307, $14, $1, and $5 for Class A, Class B, Class C, and Class R1 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2023, were as follows:
Amount
Class A	$6,104
Class B	1,290
Class C	2,876
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2023, the fee was $403,942, which equated to 0.0056% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,645,446.
35

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.0087% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $587 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,077 at September 30, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended September 30, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $8,164,144.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2023, this reimbursement amounted to $172,799, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2023, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,770,581,564 and $2,572,056,918, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	906,432	$44,851,432	1,051,786	$58,311,873
Class B	68	2,850	1,037	53,432
Class C	81,565	3,497,465	126,260	6,160,769
Class I	10,539,224	539,599,456	12,746,586	727,917,046
Class R1	5,286	216,310	9,121	403,052
Class R2	95,531	4,585,182	111,029	5,868,109
Class R3	52,938	2,608,656	117,360	6,469,189
Class R4	26,663	1,317,928	37,571	2,164,599
Class R6	1,547,310	75,599,899	1,861,296	103,067,406
	13,255,017	$672,279,178	16,062,046	$910,415,475
Shares issued to shareholders in reinvestment of distributions
Class A	1,748,944	$83,302,157	1,321,232	$78,296,097
Class B	12,303	510,843	12,948	675,501
Class C	82,683	3,397,461	73,864	3,816,563
Class I	5,483,263	269,721,721	4,189,873	255,875,509
Class R1	6,025	241,164	4,106	207,362
Class R2	51,025	2,320,635	42,696	2,422,998
Class R3	54,667	2,576,989	41,294	2,423,554
Class R4	17,349	825,457	14,051	831,800
Class R6	2,931,232	139,028,313	2,154,549	127,204,589
	10,387,491	$501,924,740	7,854,613	$471,753,973
Shares reacquired
Class A	(3,014,342)	$(149,559,449)	(2,785,111)	$(154,253,367)
Class B	(64,870)	(2,803,020)	(70,900)	(3,458,392)
Class C	(322,045)	(13,738,300)	(342,258)	(16,472,060)
Class I	(21,786,678)	(1,118,367,833)	(16,302,923)	(923,270,505)
Class R1	(7,164)	(297,087)	(6,604)	(314,997)
Class R2	(585,679)	(27,994,526)	(212,046)	(11,192,643)
Class R3	(131,507)	(6,429,468)	(165,730)	(9,096,817)
Class R4	(96,813)	(4,936,517)	(78,897)	(4,525,719)
Class R6	(4,880,504)	(246,594,757)	(2,726,427)	(149,317,232)
	(30,889,602)	$(1,570,720,957)	(22,690,896)	$(1,271,901,732)
37

Notes to Financial Statements  - continued
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Net change
Class A	(358,966)	$(21,405,860)	(412,093)	$(17,645,397)
Class B	(52,499)	(2,289,327)	(56,915)	(2,729,459)
Class C	(157,797)	(6,843,374)	(142,134)	(6,494,728)
Class I	(5,764,191)	(309,046,656)	633,536	60,522,050
Class R1	4,147	160,387	6,623	295,417
Class R2	(439,123)	(21,088,709)	(58,321)	(2,901,536)
Class R3	(23,902)	(1,243,823)	(7,076)	(204,074)
Class R4	(52,801)	(2,793,132)	(27,275)	(1,529,320)
Class R6	(401,962)	(31,966,545)	1,289,418	80,954,763
	(7,247,094)	$(396,517,039)	1,225,763	$110,267,716
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 8%, 7%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
38

Notes to Financial Statements  - continued
agreed upon spread. For the year ended September 30, 2023, the fund’s commitment fee and interest expense were $37,447 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$20,054,221	$883,215,291	$862,917,592	$17,366	$2,158	$40,371,444

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,314,903	$—
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
40

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall
45

Board Review of Investment Advisory Agreement
MFS Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
46

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
47

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion.  The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
48

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $526,759,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
50

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2023
MFS®  Total Return Fund
MTR-ANN

MFS® Total Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 5 yr Future - DEC 2023	2.9%
U.S. Treasury Notes, 0.375%, 11/30/2025	2.5%
Goldman Sachs Group, Inc.	2.1%
Comcast Corp., “A”	2.0%
Microsoft Corp.	1.9%
UMBS, TBA, 2.5%, 30 year (h)	1.9%
JPMorgan Chase & Co.	1.9%
Eaton Corp. PLC	1.8%
Cigna Group	1.6%
UMBS, TBA, 2%, 30 year (h)	1.6%
Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	1.9%
A	4.7%
BBB	7.6%
BB	0.1%
CCC (o)	0.0%
U.S. Government	9.0%
Federal Agencies	13.2%
Not Rated	3.4%
Non-Fixed Income	58.8%
Cash & Cash Equivalents	0.5%
Other	(3.4)%
GICS equity sectors (g)
Financials	14.2%
Industrials	9.0%
Health Care	8.4%
Information Technology	7.0%
Communication Services	5.0%
Consumer Staples	4.0%
Energy	3.8%
Utilities	2.8%
Consumer Discretionary	2.4%
Materials	2.2%

Portfolio Composition - continued
Fixed income sectors (i)
Mortgage-Backed Securities	13.2%
U.S. Treasury Securities	12.4%
Investment Grade Corporates	12.2%
Collateralized Debt Obligations	3.3%
Commercial Mortgage-Backed Securities	1.9%
Asset-Backed Securities	0.6%
Municipal Bonds	0.3%
Emerging Markets Bonds	0.1%
High Yield Corporates	0.1%
Non-U.S. Government Bonds (o)	0.0%
U.S. Government Agencies (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives.
The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(h)	UMBS may include both Fannie Mae and Freddie Mac securities.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Portfolio Composition - continued
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of September 30, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2023, Class A shares of the MFS Total Return Fund (fund) provided a total return of 9.43%, at net asset value.  This compares with a return of 21.62% and 0.64% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 13.01%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.

Management Review - continued
Detractors from Performance
Within the equity portion of the fund, a combination of stock selection and an overweight position in the financials sector detracted from performance relative to the S&P 500 Index, led by the fund’s overweight positions in financial services providers Charles Schwab, Truist Financial, Bank of America, and Northern Trust. The share price of Charles Schwab fell sharply in March due to regional bank failures attributed to problems related to rising interest rates and troubled loan portfolios.
An underweight position and stock selection in the information technology sector also held back relative returns. Within this sector, not owning shares of computer graphics processor maker NVIDIA and broadband communications and networking services company Broadcom weighed on relative results as both stocks outperformed the S&P 500 Index. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI and networking segments. NVIDIA’s revenue and earnings per share guidance were significantly above expectations, driven by continued robust demand related to generative AI, which further supported the stock.
Security selection within the communication services sector dampened relative performance. Here, not owning shares of strong-performing social networking service provider Meta Platforms hindered relative results. The share price of Meta Platforms appreciated as the company reported robust revenue growth, implemented effective cost controls, such as job restructuring and property consolidation, and experienced stronger-than-anticipated user engagement across its applications.
Individual stocks within other sectors that weakened relative returns included the fund's overweight positions in global health services provider Cigna Group and global aerospace and defense technology innovator L3Harris Technologies, and not owning shares of pharmaceutical company Eli Lilly.
Within the fixed income portion of the fund, an overweight allocation and bond selection within the MBS (Mortgage-backed securities) agency fixed-rate sector held back relative performance. Additionally, not owning any securities within the strong-performing government-related sovereign sector also weakened relative returns.
Contributors to Performance
Within the equity portion of the fund, an underweight position and stock selection in the consumer discretionary sector supported performance relative to the S&P 500 Index. Within this sector, not owning shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com helped relative results. The share price of Tesla declined due to uncertainties surrounding production shutdowns at the company’s Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns, and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X (formerly Twitter).
An underweight position in the real estate sector also benefited relative results, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period.

Management Review - continued
Stocks in other sectors that contributed to relative performance included the fund’s overweight positions in diversified industrial manufacturer Eaton, cable services provider Comcast, global financial services firm JPMorgan Chase, pharmaceutical company Merck(h), global integrated energy company Hess and semiconductor chips and electronics engineering solutions provider Applied Materials. The share price of Eaton advanced as the company posted above-consensus operating revenue in the Americas region, driven by a robust backlog of electrical orders and power grid improvement projects. Not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and electricity provider NextEra Energy also aided relative returns. The share price of UnitedHealth Group came under pressure as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment. Additionally, tougher government Medicare reimbursement policies and increased costs related to elective surgery claims that were delayed due to COVID-19 negatively affected UnitedHealth Group’s revenue growth.
Within the fixed income portion of the fund, an underweight allocation to the treasury sector was a primary factor that supported relative performance. The fund’s overweight allocation and favorable bond selection in both the industrials and financial institutions sectors, particularly within the “A” and “BBB” rated(r) credit quality segments, also strengthened relative returns.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, and Johnathan Munko
Note to Shareholders: Effective January 20, 2023, Henry Peabody is no longer a Portfolio Manager of the fund.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/06/70	9.43%	5.03%	6.12%
B	8/23/93	8.55%	4.24%	5.32%
C	8/01/94	8.56%	4.24%	5.32%
I	1/02/97	9.64%	5.29%	6.38%
R1	4/01/05	8.60%	4.24%	5.32%
R2	10/31/03	9.10%	4.76%	5.85%
R3	4/01/05	9.41%	5.03%	6.11%
R4	4/01/05	9.62%	5.28%	6.38%
R6	6/01/12	9.78%	5.37%	6.47%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	21.62%	9.92%	11.91%
Bloomberg U.S. Aggregate Bond Index (f)	0.64%	0.10%	1.13%
MFS Total Return Blended Index (f)(w)	13.01%	6.27%	7.74%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	3.13%	3.79%	5.49%
B With CDSC (Declining over six years from 4% to 0%) (v)	4.55%	3.91%	5.32%
C With CDSC (1% for 12 months) (v)	7.56%	4.24%	5.32%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	The MFS Total Return Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

9/30/23
Standard & Poor’s 500 Stock Index	60%
Bloomberg U.S. Aggregate Bond Index	40%
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2023 through September 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Expenses Paid During Period (p) 4/01/23-9/30/23
A	Actual	0.72%	$1,000.00	$1,001.25	$3.61
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
B	Actual	1.47%	$1,000.00	$997.36	$7.36
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
C	Actual	1.47%	$1,000.00	$997.40	$7.36
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
I	Actual	0.47%	$1,000.00	$1,002.49	$2.36
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R1	Actual	1.47%	$1,000.00	$997.91	$7.36
	Hypothetical (h)	1.47%	$1,000.00	$1,017.70	$7.44
R2	Actual	0.97%	$1,000.00	$999.96	$4.86
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R3	Actual	0.72%	$1,000.00	$1,001.23	$3.61
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R4	Actual	0.47%	$1,000.00	$1,002.49	$2.36
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38
R6	Actual	0.39%	$1,000.00	$1,002.87	$1.96
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
9/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 58.1%
Aerospace & Defense – 1.8%
General Dynamics Corp.	124,390	$27,486,458
Honeywell International, Inc.	235,246	43,459,346
Howmet Aerospace, Inc.	447,765	20,709,131
L3Harris Technologies, Inc.	220,615	38,413,484
		$130,068,419
Alcoholic Beverages – 0.8%
Constellation Brands, Inc., “A”	149,877	$37,668,587
Diageo PLC	634,891	23,414,038
		$61,082,625
Automotive – 1.8%
Aptiv PLC (a)	554,732	$54,691,028
Lear Corp.	276,713	37,134,885
LKQ Corp.	848,528	42,010,621
		$133,836,534
Broadcasting – 0.9%
Omnicom Group, Inc.	603,453	$44,945,179
Warner Bros. Discovery, Inc. (a)	1,981,438	21,518,417
		$66,463,596
Brokerage & Asset Managers – 2.6%
Cboe Global Markets, Inc.	224,335	$35,043,370
Charles Schwab Corp.	2,099,376	115,255,742
CME Group, Inc.	134,580	26,945,608
Invesco Ltd.	959,502	13,931,969
		$191,176,689
Business Services – 2.2%
Accenture PLC, “A”	132,595	$40,721,251
Amdocs Ltd.	335,972	28,386,274
Cognizant Technology Solutions Corp., “A”	398,003	26,960,723
Fidelity National Information Services, Inc.	527,162	29,136,244
Fiserv, Inc. (a)	337,947	38,174,493
		$163,378,985
Cable TV – 2.0%
Comcast Corp., “A”	3,268,036	$144,904,716

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.6%
PPG Industries, Inc.	363,451	$47,175,940
Computer Software – 2.7%
Dun & Bradstreet Holdings, Inc.	3,154,807	$31,516,522
Microsoft Corp.	452,290	142,810,567
Oracle Corp.	259,806	27,518,652
		$201,845,741
Computer Software - Systems – 0.3%
Seagate Technology Holdings PLC	274,084	$18,075,840
Construction – 1.7%
Masco Corp.	1,389,673	$74,278,022
Stanley Black & Decker, Inc.	413,379	34,550,216
Summit Materials, Inc., “A” (a)	407,342	12,684,630
		$121,512,868
Consumer Products – 0.5%
Kenvue, Inc.	1,883,259	$37,815,841
Consumer Services – 0.3%
Booking Holdings, Inc. (a)	6,143	$18,944,705
Electrical Equipment – 1.1%
Johnson Controls International PLC	1,557,294	$82,863,614
Electronics – 2.9%
Analog Devices, Inc.	69,760	$12,214,278
Applied Materials, Inc.	338,199	46,823,652
Intel Corp.	1,788,656	63,586,721
NXP Semiconductors N.V.	340,327	68,038,174
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	300,496	26,113,102
		$216,775,927
Energy - Independent – 3.2%
ConocoPhillips	874,649	$104,782,950
Hess Corp.	512,900	78,473,700
Pioneer Natural Resources Co.	238,675	54,787,846
		$238,044,496
Energy - Integrated – 0.6%
Suncor Energy, Inc.	1,245,467	$42,831,411

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 0.7%
Archer Daniels Midland Co.	300,357	$22,652,925
Danone S.A.	340,363	18,752,609
J.M. Smucker Co.	105,404	12,955,205
		$54,360,739
Health Maintenance Organizations – 1.6%
Cigna Group	413,266	$118,223,005
Insurance – 3.3%
Aon PLC	263,003	$85,270,833
Chubb Ltd.	349,582	72,775,981
Travelers Cos., Inc.	175,669	28,688,504
Willis Towers Watson PLC	277,879	58,065,596
		$244,800,914
Internet – 1.1%
Alphabet, Inc., “A” (a)	619,986	$81,131,368
Leisure & Toys – 0.3%
Electronic Arts, Inc.	175,161	$21,089,384
Machinery & Tools – 3.2%
Eaton Corp. PLC	631,872	$134,765,660
Ingersoll Rand, Inc.	762,865	48,609,758
Regal Rexnord Corp.	364,057	52,016,464
		$235,391,882
Major Banks – 6.3%
Bank of America Corp.	3,154,036	$86,357,506
Goldman Sachs Group, Inc.	473,179	153,106,529
JPMorgan Chase & Co.	973,098	141,118,672
Morgan Stanley	670,702	54,776,232
PNC Financial Services Group, Inc.	234,976	28,848,003
		$464,206,942
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	141,809	$34,920,466
McKesson Corp.	158,037	68,722,390
		$103,642,856
Medical Equipment – 1.6%
Becton, Dickinson and Co.	91,831	$23,741,068
Boston Scientific Corp. (a)	491,196	25,935,149
Medtronic PLC	853,991	66,918,735
		$116,594,952

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 0.2%
Glencore PLC	3,109,491	$17,782,581
Other Banks & Diversified Financials – 1.1%
Northern Trust Corp.	598,450	$41,580,306
Truist Financial Corp.	1,429,487	40,897,623
		$82,477,929
Pharmaceuticals – 3.8%
Bayer AG	1,018,020	$48,917,910
Johnson & Johnson	604,178	94,100,723
Organon & Co.	543,960	9,443,146
Pfizer, Inc.	2,135,922	70,848,533
Roche Holding AG	143,798	39,223,087
Vertex Pharmaceuticals, Inc. (a)	61,981	21,553,273
		$284,086,672
Railroad & Shipping – 1.0%
Union Pacific Corp.	362,428	$73,801,214
Restaurants – 0.2%
Wendy's Co.	809,181	$16,515,384
Specialty Chemicals – 1.1%
Axalta Coating Systems Ltd. (a)	1,492,613	$40,151,290
DuPont de Nemours, Inc.	590,783	44,066,504
		$84,217,794
Specialty Stores – 0.5%
Ross Stores, Inc.	101,154	$11,425,344
Walmart Stores, Inc.	162,503	25,989,105
		$37,414,449
Telecommunications - Wireless – 0.8%
T-Mobile USA, Inc.	411,635	$57,649,482
Tobacco – 1.1%
Altria Group, Inc.	210,940	$8,870,027
Philip Morris International, Inc.	784,662	72,644,008
		$81,514,035
Utilities - Electric Power – 2.8%
Dominion Energy, Inc.	286,690	$12,806,442
Duke Energy Corp.	556,569	49,122,780
Exelon Corp.	790,930	29,889,245
National Grid PLC	1,828,742	21,829,233
PG&E Corp. (a)	2,910,363	46,944,155

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Southern Co.	716,399	$46,365,343
		$206,957,198
Total Common Stocks (Identified Cost, $2,857,618,598)		$4,298,656,727
Bonds – 40.4%
Aerospace & Defense – 0.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$3,048,000	$2,654,136
Raytheon Technologies Corp., 4.125%, 11/16/2028	1,540,000	1,435,981
		$4,090,117
Asset-Backed & Securitized – 5.8%
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 7.197% ((SOFR - 1mo. + 0.11448%) + 1.75%), 1/15/2037 (n)	$6,082,500	$5,930,871
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 7.119% ((SOFR - 3mo. + 0.26161%) + 1.55%), 1/15/2030 (n)	7,806,564	7,766,524
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 6.646% ((SOFR - 1mo. + 0.11448%) + 1.2%), 12/15/2035 (n)	6,771,500	6,639,672
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 7.046% ((SOFR - 1mo. + 0.11448%) + 1.6%), 5/15/2036 (n)	1,950,000	1,880,040
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.046% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)	5,818,000	5,573,603
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 7.413% (SOFR - 30 day + 2.1%), 1/15/2037 (n)	16,706,500	16,159,238
AREIT 2019-CRE3 Trust, “AS”, FLR, 6.746% ((SOFR - 1mo. + 0.11448%) + 1.3%), 9/14/2036 (n)	8,058,870	7,958,094
AREIT 2022-CRE6 Trust, “B”, FLR, 7.163% (SOFR - 30 day + 1.85%), 1/20/2037 (n)	10,151,500	9,819,952
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.032% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	914,594	1,244,885
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.363%, 7/15/2056	1,190,323	1,203,075
Brazos Securitization LLC, 5.243%, 9/01/2040 (n)	5,403,000	5,129,585
BSPRT 2021-FL6 Issuer Ltd., “AS”, FLR, 6.747% ((SOFR - 1mo. + 0.11448%) + 1.3%), 3/15/2036 (n)	17,122,500	16,476,331
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 7.496% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)	2,794,000	2,722,013
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 7.363% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	5,979,000	5,771,303
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	2,537,920	2,308,070
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.746% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	16,816,500	15,589,012
CHCP 2021-FL1 Ltd., “AS”, FLR, 6.745% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2038 (n)	7,049,000	6,866,296

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Columbia Cent CLO 28 Ltd., “A-2-R”, 7.331%, 11/07/2030 (n)	$11,264,069	$11,130,196
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/14/2056	16,647,021	16,501,390
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	6,696,999
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	9,229,469
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	10,569,765
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	3,623,000	3,447,917
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,275,703
Cutwater 2015-1A Ltd., “AR”, FLR, 6.79% ((SOFR - 3mo. + 0.26161%) + 1.22%), 1/15/2029 (n)	2,646,766	2,644,720
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 6.469% ((SOFR - 3mo. + 0.26161%) + 0.9%), 4/15/2029 (n)	6,645,500	6,622,606
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 6.59% ((SOFR - 3mo. + 0.26161%) + 1.02%), 4/15/2031 (n)	11,533,976	11,504,680
GLS Auto Select Receivables Trust, 2023-1A, “A2”, 6.27%, 8/16/2027 (n)	16,695,250	16,654,539
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	181,787	178,901
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	10,181,656
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	12,671,676
Kubota Credit Owner Trust, 2023-2A, “A2”, 5.61%, 7/15/2026 (n)	3,077,101	3,064,181
LCCM 2021-FL2 Trust, “B”, FLR, 7.347% ((SOFR - 1mo. + 0.11448%) + 1.9%), 12/13/2038 (n)	8,231,500	7,778,767
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.196% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	16,915,500	16,519,999
MF1 2020-FL4 Ltd., “A”, FLR, 7.147% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2035 (n)	2,777,443	2,771,838
MF1 2021-FL5 Ltd., “AS”, FLR, 6.647% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	17,497,000	17,074,570
MF1 2022-FL8 Ltd., “B”, FLR, 7.277% (SOFR - 30 day + 1.95%), 2/19/2037 (n)	7,392,231	7,144,303
MF1 2023-FL12 LLC, FLR, “A”, 7.366% (SOFR - 1mo. + 2.066%), 10/18/2038 (n)	14,505,000	14,432,475
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 7.28% ((SOFR - 3mo. + 0.26161%) + 1.65%), 1/29/2030 (n)	12,682,806	12,649,476

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$4,195,516	$3,811,822
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 6.919% ((SOFR - 3mo. + 0.26161%) + 1.35%), 10/15/2029 (n)	5,618,950	5,551,416
Neuberger Berman CLO Ltd., 2015-20A, “ARR”, FLR, 6.73% ((SOFR - 3mo. + 0.26161%) + 1.16%), 7/15/2034 (n)	5,725,000	5,697,703
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 7.357% ((SOFR - 3mo. + 0.26161%) + 1.75%), 4/22/2030 (n)	16,678,518	16,380,806
PFP III 2021-7 Ltd., “AS”, FLR, 6.596% ((SOFR - 1mo. + 0.114%) + 1.15%), 4/14/2038 (n)	10,248,204	10,146,204
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.434% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038 (z)	4,067,346	4,024,118
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 7.234% ((SOFR - 1mo. + 0.11448%) + 1.8%), 11/25/2036 (z)	3,695,000	3,572,823
Residential Funding Mortgage Securities, Inc., FGIC, 3.985%, 12/25/2035	140,906	4,654
Santander Drive Auto Receivables Trust, 2022-6, “A2”, 4.37%, 5/15/2025	289,550	289,382
Starwood Commercial Mortgage, 2022-FL3, “AS”, FLR, 7.113% (SOFR - 30 day + 1.8%), 11/15/2038 (n)	17,154,000	16,363,823
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	4,220,696	4,201,163
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 6.647% ((SOFR - 1mo. + 0.11448%) + 1.2%), 3/15/2038 (n)	12,869,115	12,575,313
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 7.019% ((SOFR - 3mo. + 0.26161%) + 1.45%), 10/15/2030 (n)	6,439,259	6,298,387
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,193,410
Westlake Automobile Receivables Trust, 2022-3A, “A2”, 5.24%, 7/15/2025 (n)	10,244,320	10,227,156
		$429,122,570
Automotive – 0.4%
Lear Corp., 4.25%, 5/15/2029	$2,163,000	$1,961,054
Magna International, Inc., 2.45%, 6/15/2030	6,114,000	5,012,186
Stellantis N.V., 2.691%, 9/15/2031 (n)	10,166,000	7,835,334
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	12,232,000	11,721,812
		$26,530,386

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – 0.2%
Walt Disney Co., 3.5%, 5/13/2040	$7,789,000	$5,833,968
WarnerMedia Holdings, Inc., 5.05%, 3/15/2042	9,836,000	7,607,048
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	5,588,000	4,152,110
		$17,593,126
Brokerage & Asset Managers – 0.4%
Charles Schwab Corp., 5.853% to 5/19/2033, FLR (SOFR - 1 day + 2.5%) to 5/19/2034	$13,058,000	$12,416,767
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	6,958,000	5,592,562
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	8,558,000	7,320,961
Raymond James Financial, Inc., 4.95%, 7/15/2046	5,992,000	4,959,833
		$30,290,123
Building – 0.2%
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	$622,000	$509,612
Masco Corp., 2%, 2/15/2031	12,460,000	9,548,555
Vulcan Materials Co., 3.5%, 6/01/2030	1,246,000	1,084,911
		$11,143,078
Business Services – 0.7%
Equinix, Inc., 2.625%, 11/18/2024	$9,037,000	$8,694,603
Equinix, Inc., 1.8%, 7/15/2027	5,883,000	5,078,761
Equinix, Inc., 2.5%, 5/15/2031	7,470,000	5,831,080
Experian Finance PLC, 4.25%, 2/01/2029 (n)	4,011,000	3,759,652
Fiserv, Inc., 2.65%, 6/01/2030	2,445,000	2,008,471
Global Payments, Inc., 1.2%, 3/01/2026	6,442,000	5,745,493
Global Payments, Inc., 2.9%, 11/15/2031	8,226,000	6,453,061
Verisk Analytics, Inc., 4.125%, 3/15/2029	5,997,000	5,582,274
Verisk Analytics, Inc., 5.75%, 4/01/2033	5,062,000	5,033,609
		$48,187,004
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$3,413,000	$3,180,038
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	6,803,000	4,302,073
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,390,000	1,059,213
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	5,724,000	4,278,708
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	4,310,000	3,267,159
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	6,553,000	7,044,870
		$23,132,061

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.1%
RPM International, Inc., 2.95%, 1/15/2032	$4,666,000	$3,629,723
Computer Software – 0.1%
Oracle Corp., 4.9%, 2/06/2033	$2,585,000	$2,382,673
Roper Technologies, Inc., 2%, 6/30/2030	4,196,000	3,318,046
		$5,700,719
Conglomerates – 0.1%
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	$966,000	$956,804
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	2,623,000	2,491,652
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	6,723,000	6,321,742
		$9,770,198
Consumer Products – 0.1%
Kenvue, Inc., 4.9%, 3/22/2033 (n)	$10,448,000	$9,985,149
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$4,593,000	$4,360,129
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$9,575,000	$7,486,060
Electronics – 0.1%
Broadcom, Inc., 4.3%, 11/15/2032	$4,290,000	$3,742,764
Broadcom, Inc., 4.926%, 5/15/2037 (n)	2,223,000	1,916,063
		$5,658,827
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 2.721%, 1/12/2032	$13,688,000	$11,109,831
Eni S.p.A., 4.75%, 9/12/2028 (n)	11,589,000	11,099,506
		$22,209,337
Financial Institutions – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$1,093,000	$1,088,620
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	13,587,000	12,169,815
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	7,729,000	7,015,861
Air Lease Corp., 2.2%, 1/15/2027	4,561,000	4,038,955
Air Lease Corp., 2.875%, 1/15/2032	5,987,000	4,666,389
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	2,248,000	2,110,729
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	7,097,000	6,321,178
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	5,867,000	4,952,637

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	$2,057,000	$2,046,752
		$44,410,936
Food & Beverages – 0.3%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$9,558,000	$11,382,971
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	2,398,000	2,078,893
Diageo Capital PLC, 2.375%, 10/24/2029	8,369,000	7,087,720
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	986,000	850,302
		$21,399,886
Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,014,000	$4,648,079
Las Vegas Sands Corp., 3.9%, 8/08/2029	2,476,000	2,113,102
Marriott International, Inc., 4.625%, 6/15/2030	6,716,000	6,186,503
Marriott International, Inc., 2.85%, 4/15/2031	23,000	18,540
Marriott International, Inc., 2.75%, 10/15/2033	5,250,000	3,961,462
		$16,927,686
Insurance – 0.4%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$7,948,000	$6,958,671
Corebridge Financial, Inc., 3.9%, 4/05/2032	11,118,000	9,355,752
Metropolitan Life Global Funding I, 3.3%, 3/21/2029 (n)	15,225,000	13,532,259
		$29,846,682
Insurance - Health – 0.1%
Humana, Inc., 5.875%, 3/01/2033	$4,392,000	$4,366,175
Insurance - Property & Casualty – 0.4%
Aon Corp., 4.5%, 12/15/2028	$6,955,000	$6,625,224
Aon Corp., 3.75%, 5/02/2029	6,488,000	5,881,921
Brown & Brown, Inc., 4.2%, 3/17/2032	7,012,000	6,066,478
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	10,369,000	9,684,753
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	3,061,000	2,055,210
		$30,313,586
International Market Quasi-Sovereign – 0.0%
Electricite de France S.A., 6.9%, 5/23/2053 (n)	$2,221,000	$2,203,794
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$10,029,000	$9,266,297
CNH Industrial Capital LLC, 4.2%, 1/15/2024	5,288,000	5,258,243
CNH Industrial Capital LLC, 1.875%, 1/15/2026	1,459,000	1,337,491
		$15,862,031

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 2.3%
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	$11,722,000	$9,007,097
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,616,000	2,721,088
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	9,484,000	9,738,911
Capital One Financial Corp., 3.75%, 3/09/2027	5,440,000	4,979,199
Capital One Financial Corp., 3.273% to 3/01/2029, FLR (SOFR - 1 day + 1.79%) to 3/01/2030	16,465,000	13,772,964
Deutsche Bank AG, 7.146% to 7/13/2026, FLR (SOFR - 1 day + 2.52%) to 7/13/2027	2,981,000	3,001,179
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	2,877,000	2,505,246
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	7,588,000	7,542,901
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	10,872,000	8,904,168
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032	9,008,000	6,860,390
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	3,072,000	2,307,407
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	1,215,000	1,046,566
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	1,546,000	1,270,232
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	15,046,000	11,644,010
JPMorgan Chase & Co., 2.963% to 1/25/2032, FLR (SOFR - 1 day + 1.26%) to 1/25/2033	5,837,000	4,646,992
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR - 1 day + 2.46%) to 4/22/2041	7,872,000	5,470,990
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR ((SOFR - 3mo. + 0.26161%) + 1.22%) to 1/23/2049	2,847,000	2,064,963
Mitsubishi UFJ Financial Group, Inc., 2.852% to 1/19/2032, FLR (CMT - 1yr. + 1.1%) to 1/19/2033	9,207,000	7,236,410
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	19,340,000	15,812,593
Morgan Stanley, 2.943% to 1/21/2032, FLR (SOFR - 1 day + 1.29%) to 1/21/2033	10,273,000	8,090,068
Sumitomo Mitsui Financial Group, Inc., 2.472%, 1/14/2029	17,106,000	14,409,205
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	20,862,000	15,436,840

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	$17,236,000	$13,932,608
		$172,402,027
Medical & Health Technology & Services – 0.3%
Adventist Health System/West, 5.43%, 3/01/2032	$8,829,000	$8,534,859
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	944,000	777,935
Becton, Dickinson and Co., 4.669%, 6/06/2047	5,389,000	4,484,862
Cigna Corp., 3.2%, 3/15/2040	1,517,000	1,066,054
HCA, Inc., 5.125%, 6/15/2039	5,707,000	4,943,690
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	3,373,000	2,749,056
Northwell Healthcare, Inc., 3.979%, 11/01/2046	490,000	354,564
Northwell Healthcare, Inc., 4.26%, 11/01/2047	3,797,000	2,848,156
		$25,759,176
Medical Equipment – 0.1%
Boston Scientific Corp., 2.65%, 6/01/2030	$5,104,000	$4,266,073
Metals & Mining – 0.3%
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	$1,639,000	$1,468,704
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	4,259,000	4,113,234
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	14,840,000	11,854,779
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	5,444,000	4,303,152
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	2,292,000	1,818,732
		$23,558,601
Midstream – 0.3%
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	$4,439,000	$4,410,213
Plains All American Pipeline LP, 3.8%, 9/15/2030	6,093,000	5,233,567
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,665,000	1,526,906
Spectra Energy Partners LP, 3.375%, 10/15/2026	2,677,000	2,490,261
Targa Resources Corp., 4.2%, 2/01/2033	2,470,000	2,100,211
Targa Resources Corp., 6.125%, 3/15/2033	7,772,000	7,618,894
		$23,380,052
Mortgage-Backed – 13.1%
Fannie Mae, 5.25%, 8/01/2024	$845,964	$836,999
Fannie Mae, 5%, 3/25/2025 - 3/01/2042	3,999,818	3,914,457
Fannie Mae, 4.54%, 7/01/2026	862,821	845,783
Fannie Mae, 3.95%, 1/01/2027	832,961	802,542
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	6,657,697	6,070,084
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	1,221,541	1,235,316
Fannie Mae, 2.5%, 11/01/2031	145,770	131,288
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	5,789,407	5,698,003

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 3%, 2/25/2033 (i)	$712,378	$60,150
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	10,540,245	9,937,792
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	3,405,616	3,395,213
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	28,356,326	25,055,122
Fannie Mae, 3.25%, 5/25/2040	203,007	181,328
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	23,335,973	21,349,618
Fannie Mae, 2%, 5/25/2044 - 4/25/2046	558,279	499,325
Fannie Mae, 4%, 7/25/2046 (i)	765,698	142,681
Fannie Mae, UMBS, 2%, 10/01/2036 - 3/01/2052	113,778,441	90,607,897
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 8/01/2052	132,994,606	106,767,577
Fannie Mae, UMBS, 5%, 10/01/2037 - 6/30/2053	11,912,036	11,255,271
Fannie Mae, UMBS, 3%, 12/01/2037 - 2/01/2053	61,960,528	51,570,769
Fannie Mae, UMBS, 4.5%, 5/01/2038 - 3/01/2053	5,813,164	5,377,777
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 4/01/2052	19,036,952	13,723,475
Fannie Mae, UMBS, 3.5%, 5/01/2052 - 7/01/2053	7,199,184	6,196,874
Fannie Mae, UMBS, 6%, 10/31/2052 - 7/31/2053	2,508,895	2,513,974
Fannie Mae, UMBS, 4%, 11/01/2052	6,371,035	5,675,040
Fannie Mae, UMBS, 5.5%, 3/01/2053 - 8/31/2053	12,541,971	12,125,295
Freddie Mac, 1.042%, 4/25/2024 (i)	7,383,393	20,295
Freddie Mac, 0.728%, 7/24/2024 (i)	11,309,253	33,214
Freddie Mac, 0.637%, 7/25/2024 (i)	40,823,000	174,220
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	1,587,747	1,501,948
Freddie Mac, 0.438%, 8/25/2024 (i)	44,106,000	180,813
Freddie Mac, 0.506%, 8/25/2024 (i)	71,242,391	221,478
Freddie Mac, 3.064%, 8/25/2024	2,207,413	2,160,402
Freddie Mac, 0.464%, 10/25/2024 (i)	51,809,384	120,799
Freddie Mac, 3.171%, 10/25/2024	2,993,251	2,915,296
Freddie Mac, 0.399%, 11/25/2024 (i)	44,690,000	149,390
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,562,996
Freddie Mac, 3.5%, 12/01/2025 - 10/25/2058	15,114,503	13,410,896
Freddie Mac, 0.777%, 6/25/2027 (i)	39,273,000	873,003
Freddie Mac, 0.885%, 6/25/2027 (i)	12,367,025	276,328
Freddie Mac, 0.705%, 7/25/2027 (i)	33,065,633	596,818
Freddie Mac, 0.458%, 8/25/2027 (i)	27,934,000	353,714
Freddie Mac, 0.552%, 8/25/2027 (i)	17,323,950	241,654
Freddie Mac, 0.406%, 9/25/2027 (i)	30,183,000	328,711
Freddie Mac, 0.323%, 11/25/2027 (i)	47,333,000	393,110
Freddie Mac, 0.413%, 11/25/2027 (i)	33,227,232	326,684
Freddie Mac, 0.454%, 11/25/2027 (i)	29,422,770	338,942
Freddie Mac, 0.375%, 12/25/2027 (i)	29,308,000	295,688
Freddie Mac, 0.415%, 12/25/2027 (i)	32,765,000	388,809
Freddie Mac, 0.491%, 12/25/2027 (i)	50,584,247	673,676
Freddie Mac, 1.219%, 7/25/2029 (i)	853,123	43,151

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.267%, 8/25/2029 (i)	$13,305,651	$709,473
Freddie Mac, 1.915%, 4/25/2030 (i)	2,500,000	241,062
Freddie Mac, 1.985%, 4/25/2030 (i)	7,819,828	762,895
Freddie Mac, 1.768%, 5/25/2030 (i)	4,048,749	363,105
Freddie Mac, 1.906%, 5/25/2030 (i)	8,995,049	867,875
Freddie Mac, 1.436%, 6/25/2030 (i)	3,687,431	271,492
Freddie Mac, 1.703%, 8/25/2030 (i)	3,331,192	294,774
Freddie Mac, 1.262%, 9/25/2030 (i)	2,196,896	144,894
Freddie Mac, 1.171%, 11/25/2030 (i)	4,320,889	267,799
Freddie Mac, 0.419%, 1/25/2031 (i)	17,083,587	306,481
Freddie Mac, 0.872%, 1/25/2031 (i)	6,541,106	302,734
Freddie Mac, 1.026%, 1/25/2031 (i)	4,767,487	261,989
Freddie Mac, 0.611%, 3/25/2031 (i)	13,836,183	408,296
Freddie Mac, 0.828%, 3/25/2031 (i)	5,934,811	265,430
Freddie Mac, 1.325%, 5/25/2031 (i)	2,518,959	185,191
Freddie Mac, 1.039%, 7/25/2031 (i)	4,010,843	234,758
Freddie Mac, 0.608%, 8/25/2031 (i)	5,125,483	162,071
Freddie Mac, 0.632%, 9/25/2031 (i)	16,898,337	593,030
Freddie Mac, 0.955%, 9/25/2031 (i)	5,075,984	270,112
Freddie Mac, 0.441%, 11/25/2031 (i)	25,136,487	587,450
Freddie Mac, 0.597%, 12/25/2031 (i)	23,600,379	760,711
Freddie Mac, 0.665%, 12/25/2031 (i)	40,016,231	1,444,954
Freddie Mac, 0.432%, 11/25/2032 (i)	24,265,504	453,510
Freddie Mac, 3%, 2/15/2033 (i)	792,839	43,774
Freddie Mac, 6%, 3/01/2033 - 6/01/2037	1,338,770	1,348,146
Freddie Mac, 5%, 9/01/2033 - 7/01/2041	2,092,633	2,048,253
Freddie Mac, 5.5%, 12/01/2033 - 10/01/2035	1,241,431	1,226,351
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	520,856	525,103
Freddie Mac, 5.5%, 2/15/2036 (i)	140,258	22,204
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	4,923,690	4,512,239
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	22,011,823	18,846,972
Freddie Mac, 4.5%, 12/15/2040 (i)	88,314	7,204
Freddie Mac, 4%, 8/15/2044 (i)	145,568	16,565
Freddie Mac, 3.25%, 11/25/2061	1,999,451	1,654,757
Freddie Mac, UMBS, 5%, 7/01/2035 - 8/31/2053	7,047,586	6,661,495
Freddie Mac, UMBS, 6%, 1/01/2036 - 12/01/2052	2,241,808	2,213,874
Freddie Mac, UMBS, 2%, 9/30/2036 - 4/01/2052	117,420,735	91,578,902
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 5/01/2052	72,324,593	58,445,975
Freddie Mac, UMBS, 3%, 12/01/2037 - 10/01/2052	20,806,053	17,386,481
Freddie Mac, UMBS, 4.5%, 5/01/2038 - 1/01/2053	19,359,279	17,995,525
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 4/01/2053	19,696,048	17,008,399
Freddie Mac, UMBS, 4%, 8/01/2047 - 10/01/2052	19,993,260	17,891,840
Freddie Mac, UMBS, 1.5%, 3/01/2051 - 10/01/2051	2,537,595	1,829,820

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, UMBS, 5.5%, 12/01/2052 - 8/01/2053	$9,035,849	$8,751,985
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	1,210,679	1,232,057
Ginnie Mae, 5.5%, 12/15/2032 - 8/20/2053	47,297,500	45,937,931
Ginnie Mae, 4.5%, 7/15/2033 - 12/20/2052	39,681,097	36,799,375
Ginnie Mae, 5%, 7/20/2033 - 8/20/2053	36,565,138	34,669,551
Ginnie Mae, 4%, 1/20/2041 - 10/20/2052	16,003,703	14,493,511
Ginnie Mae, 3.5%, 12/15/2041 - 3/20/2048	7,327,320	6,542,651
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	36,532,186	31,146,479
Ginnie Mae, 2.5%, 8/20/2051 - 4/20/2052	50,516,336	41,310,441
Ginnie Mae, 2%, 1/20/2052 - 3/20/2052	23,979,495	18,963,337
Ginnie Mae, 0.584%, 2/16/2059 (i)	6,718,642	226,140
Ginnie Mae, TBA, 6%, 10/15/2053	14,050,000	13,921,569
Ginnie Mae, TBA, 3.5%, 10/23/2053	22,075,000	19,334,596
Ginnie Mae, TBA, 6.5%, 10/23/2053	4,875,000	4,902,422
UMBS, TBA, 5%, 10/24/2038	5,500,000	5,355,625
UMBS, TBA, 2%, 10/12/2053	2,450,000	1,863,340
		$972,426,660
Municipals – 0.3%
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	$5,815,000	$6,761,664
Rhode Island Student Loan Authority Education Loan Rev., Taxable, 6.081%, 12/01/2042	9,975,000	9,184,693
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	3,327,000	2,664,593
		$18,610,950
Natural Gas - Distribution – 0.1%
NiSource, Inc., 2.95%, 9/01/2029	$3,979,000	$3,429,417
NiSource, Inc., 5.65%, 2/01/2045	1,946,000	1,760,508
		$5,189,925
Natural Gas - Pipeline – 0.0%
APA Infrastructure Ltd., 4.25%, 7/15/2027 (n)	$777,000	$732,826
Network & Telecom – 0.1%
Verizon Communications, Inc., 3.15%, 3/22/2030	$3,413,000	$2,913,128
Verizon Communications, Inc., 2.55%, 3/21/2031	2,821,000	2,246,179
Verizon Communications, Inc., 4.812%, 3/15/2039	6,030,000	5,196,340
		$10,355,647

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oils – 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$2,845,000	$2,254,075
Phillips 66 Co., 2.15%, 12/15/2030	9,976,000	7,854,696
Valero Energy Corp., 6.625%, 6/15/2037	6,797,000	6,967,812
		$17,076,583
Other Banks & Diversified Financials – 0.3%
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	$19,423,000	$16,545,219
Northern Trust Corp., 6.125%, 11/02/2032	9,142,000	9,026,834
		$25,572,053
Pollution Control – 0.3%
Republic Services, Inc., 1.45%, 2/15/2031	$2,765,000	$2,077,749
Waste Management, Inc., 4.875%, 2/15/2034	20,620,000	19,514,200
		$21,591,949
Real Estate - Office – 0.0%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$4,222,000	$3,047,603
Real Estate - Other – 0.2%
Public Storage Operating, REIT, 5.1%, 8/01/2033	$15,515,000	$14,830,948
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$567,000	$505,036
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	5,371,000	4,688,901
Realty Income Corp., REIT, 3.25%, 1/15/2031	1,594,000	1,339,425
		$6,533,362
Retailers – 0.1%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$6,827,000	$4,541,058
Specialty Stores – 0.1%
Genuine Parts Co., 2.75%, 2/01/2032	$12,549,000	$9,803,530
Telecommunications - Wireless – 0.5%
Crown Castle, Inc., REIT, 3.65%, 9/01/2027	$7,941,000	$7,289,819
Rogers Communications, Inc., 3.8%, 3/15/2032	17,162,000	14,262,073
T-Mobile USA, Inc., 2.05%, 2/15/2028	6,192,000	5,324,377
T-Mobile USA, Inc., 4.5%, 4/15/2050	7,223,000	5,538,812
Vodafone Group PLC, 5.625%, 2/10/2053	2,616,000	2,318,239
		$34,733,320
Tobacco – 0.4%
B.A.T. International Finance PLC, 4.448%, 3/16/2028	$17,004,000	$15,856,578
Philip Morris International, Inc., 5.125%, 11/17/2027	3,015,000	2,952,259
Philip Morris International, Inc., 5.625%, 11/17/2029	1,299,000	1,284,266

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – continued
Philip Morris International, Inc., 5.125%, 2/15/2030	$4,902,000	$4,701,224
Philip Morris International, Inc., 5.75%, 11/17/2032	5,756,000	5,616,270
		$30,410,597
Transportation - Services – 0.0%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,711,000	$2,934,119
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.77%, 4/01/2024	$15,696	$15,585
Small Business Administration, 5.18%, 5/01/2024	45,342	45,015
Small Business Administration, 5.52%, 6/01/2024	18,749	18,683
Small Business Administration, 4.99%, 9/01/2024	39,853	39,338
Small Business Administration, 4.95%, 3/01/2025	62,007	61,553
		$180,174
U.S. Treasury Obligations – 9.0%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$5,140,000	$4,440,277
U.S. Treasury Bonds, 1.75%, 8/15/2041	28,989,000	18,052,447
U.S. Treasury Bonds, 2.375%, 2/15/2042	9,700,000	6,704,746
U.S. Treasury Bonds, 4%, 11/15/2042	28,650,000	25,429,113
U.S. Treasury Bonds, 2.875%, 5/15/2043	36,361,000	26,938,388
U.S. Treasury Bonds, 4.375%, 8/14/2043	7,100,000	6,624,078
U.S. Treasury Bonds, 3%, 11/15/2045	215,000	159,024
U.S. Treasury Bonds, 2.875%, 11/15/2046	14,148,000	10,161,138
U.S. Treasury Bonds, 2.375%, 11/15/2049	151,800,000	97,157,929
U.S. Treasury Bonds, 1.875%, 11/15/2051	9,015,000	5,024,806
U.S. Treasury Bonds, 2.25%, 2/15/2052	44,658,400	27,405,604
U.S. Treasury Notes, 1.375%, 1/31/2025 (f)	52,400,000	49,755,437
U.S. Treasury Notes, 4.625%, 6/30/2025	33,700,000	33,411,707
U.S. Treasury Notes, 4.75%, 7/31/2025	58,800,000	58,409,532
U.S. Treasury Notes, 5%, 8/30/2025	37,200,000	37,124,438
U.S. Treasury Notes, 0.375%, 11/30/2025	200,700,000	181,845,176
U.S. Treasury Notes, 2.75%, 4/30/2027	41,067,600	38,403,019
U.S. Treasury Notes, 4.125%, 7/30/2028	30,000,000	29,353,125
U.S. Treasury Notes, 4%, 11/15/2052	7,700,000	6,824,727
		$663,224,711
Utilities - Electric Power – 1.0%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$4,413,000	$4,400,010
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	1,738,000	1,373,912
Duke Energy Carolinas LLC, 4.95%, 1/15/2033	13,849,000	13,159,082
Duke Energy Corp., 2.65%, 9/01/2026	1,236,000	1,136,894
Duke Energy Corp., 4.5%, 8/15/2032	10,428,000	9,380,587
Duke Energy Progress LLC, 3.45%, 3/15/2029	5,584,000	5,063,178

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	$2,896,000	$2,929,711
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	1,678,321
Evergy, Inc., 2.9%, 9/15/2029	3,028,000	2,586,224
Exelon Corp., 4.05%, 4/15/2030	5,246,000	4,721,453
FirstEnergy Corp., 3.4%, 3/01/2050	3,479,000	2,162,369
Georgia Power Co., 3.7%, 1/30/2050	482,000	337,778
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	4,141,000	3,990,174
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	2,958,000	2,316,538
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	3,548,000	3,601,127
Pacific Gas & Electric Co., 2.1%, 8/01/2027	1,561,000	1,334,762
Pacific Gas & Electric Co., 3%, 6/15/2028	4,502,000	3,862,194
Pacific Gas & Electric Co., 2.5%, 2/01/2031	6,796,000	5,170,262
Pacific Gas & Electric Co., 3.3%, 8/01/2040	3,004,000	1,923,381
Xcel Energy, Inc., 3.4%, 6/01/2030	3,122,000	2,696,427
		$73,824,384
Utilities - Gas – 0.0%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$3,679,000	$2,866,896
Total Bonds (Identified Cost, $3,390,740,218)		$2,992,072,607
Preferred Stocks – 0.7%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd.	420,580	$16,986,520
Consumer Products – 0.5%
Henkel AG & Co. KGaA	514,245	$36,702,883
Total Preferred Stocks (Identified Cost, $59,361,931)		$53,689,403
Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 5.4% (v) (Identified Cost, $96,472,903)	96,469,933	$96,489,227

Other Assets, Less Liabilities – (0.5)%		(34,550,499)
Net Assets – 100.0%		$7,406,357,465

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $96,489,227 and $7,344,418,737, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $527,407,176, representing 7.1% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.434% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038	3/19/21	$4,067,346	$4,024,118
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 7.234% ((SOFR - 1mo. + 0.11448%) + 1.8%), 11/25/2036	11/12/21	3,695,000	3,572,823
Total Restricted Securities			$7,596,941
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 9/30/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	883	$98,509,688	December – 2023	$2,645,022
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	363	$73,584,070	December – 2023	$(188,478)
U.S. Treasury Note 5 yr	Long	USD	2,040	214,933,125	December – 2023	(1,610,572)

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Bond	Long	USD	515	$61,124,063	December – 2023	$(4,560,759)
						$(6,359,809)
At September 30, 2023, the fund had liquid securities with an aggregate value of $4,839,754 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $6,307,720,747)	$7,344,418,737
Investments in affiliated issuers, at value (identified cost, $96,472,903)	96,489,227
Cash	5,903
Restricted cash for MBS/TBA	280,000
Receivables for
Net daily variation margin on open futures contracts	341,785
Investments sold	10,660,212
Fund shares sold	6,696,133
Interest and dividends	27,710,355
Other assets	2,762
Total assets	$7,486,605,114
Liabilities
Payables for
Distributions	$1,286,822
Investments purchased	23,018,673
TBA purchase commitments	46,309,427
Fund shares reacquired	7,238,700
Payable to affiliates
Investment adviser	212,238
Administrative services fee	5,084
Shareholder servicing costs	1,589,670
Distribution and service fees	124,709
Payable for independent Trustees' compensation	22,146
Accrued expenses and other liabilities	440,180
Total liabilities	$80,247,649
Net assets	$7,406,357,465
Net assets consist of
Paid-in capital	$6,136,916,081
Total distributable earnings (loss)	1,269,441,384
Net assets	$7,406,357,465
Shares of beneficial interest outstanding	403,707,366

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,667,098,116	254,506,827	$18.34
Class B	33,156,337	1,801,673	18.40
Class C	269,522,167	14,553,302	18.52
Class I	923,969,732	50,402,951	18.33
Class R1	6,165,878	336,633	18.32
Class R2	79,853,547	4,334,886	18.42
Class R3	207,157,695	11,284,588	18.36
Class R4	214,802,498	11,697,589	18.36
Class R6	1,004,631,495	54,788,917	18.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.46 [100 / 94.25 x $18.34]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$110,177,048
Dividends	106,253,533
Dividends from affiliated issuers	5,661,878
Other	699,774
Income on securities loaned	198,416
Foreign taxes withheld	(1,443,604)
Total investment income	$221,547,045
Expenses
Management fee	$26,595,257
Distribution and service fees	16,657,128
Shareholder servicing costs	6,688,411
Administrative services fee	629,143
Independent Trustees' compensation	125,754
Custodian fee	284,039
Shareholder communications	255,163
Audit and tax fees	90,204
Legal fees	39,941
Miscellaneous	405,308
Total expenses	$51,770,348
Fees paid indirectly	(21,630)
Reduction of expenses by distributor	(25,725)
Net expenses	$51,722,993
Net investment income (loss)	$169,824,052

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$337,548,142
Affiliated issuers	(2,405)
Futures contracts	(22,049,684)
Foreign currency	57,861
Net realized gain (loss)	$315,553,914
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$183,671,840
Affiliated issuers	(8,757)
Futures contracts	5,807,982
Translation of assets and liabilities in foreign currencies	84,539
Net unrealized gain (loss)	$189,555,604
Net realized and unrealized gain (loss)	$505,109,518
Change in net assets from operations	$674,933,570
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/23	9/30/22
Change in net assets
From operations
Net investment income (loss)	$169,824,052	$127,213,031
Net realized gain (loss)	315,553,914	287,614,613
Net unrealized gain (loss)	189,555,604	(1,451,061,819)
Change in net assets from operations	$674,933,570	$(1,036,234,175)
Total distributions to shareholders	$(446,866,652)	$(682,742,351)
Change in net assets from fund share transactions	$44,833,930	$365,177,591
Total change in net assets	$272,900,848	$(1,353,798,935)
Net assets
At beginning of period	7,133,456,617	8,487,255,552
At end of period	$7,406,357,465	$7,133,456,617
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.77	$22.04	$19.78	$19.42	$19.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.31	$0.28	$0.36	$0.41
Net realized and unrealized gain (loss)	1.27	(2.83)	3.36	0.63	0.78
Total from investment operations	$1.68	$(2.52)	$3.64	$0.99	$1.19
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.26)	$(0.33)	$(0.37)	$(0.39)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.11)	$(1.75)	$(1.38)	$(0.63)	$(0.86)
Net asset value, end of period (x)	$18.34	$17.77	$22.04	$19.78	$19.42
Total return (%) (r)(s)(t)(x)	9.43	(12.61)	19.02	5.21	6.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.72	0.73	0.73
Expenses after expense reductions (f)	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	2.18	1.52	1.32	1.87	2.20
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$4,667,098	$4,462,807	$5,207,735	$4,476,559	$4,666,095
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.83	$22.10	$19.82	$19.45	$19.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.15	$0.12	$0.22	$0.27
Net realized and unrealized gain (loss)	1.26	(2.82)	3.38	0.63	0.77
Total from investment operations	$1.53	$(2.67)	$3.50	$0.85	$1.04
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.11)	$(0.17)	$(0.22)	$(0.24)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(0.96)	$(1.60)	$(1.22)	$(0.48)	$(0.71)
Net asset value, end of period (x)	$18.40	$17.83	$22.10	$19.82	$19.45
Total return (%) (r)(s)(t)(x)	8.55	(13.25)	18.16	4.44	5.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.48	1.48
Expenses after expense reductions (f)	1.47	1.47	1.47	1.48	1.47
Net investment income (loss)	1.41	0.73	0.57	1.12	1.44
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$33,156	$48,449	$80,923	$94,906	$124,982

Class C	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.94	$22.23	$19.92	$19.55	$19.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.16	$0.12	$0.22	$0.27
Net realized and unrealized gain (loss)	1.28	(2.85)	3.41	0.63	0.78
Total from investment operations	$1.55	$(2.69)	$3.53	$0.85	$1.05
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.11)	$(0.17)	$(0.22)	$(0.24)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(0.97)	$(1.60)	$(1.22)	$(0.48)	$(0.71)
Net asset value, end of period (x)	$18.52	$17.94	$22.23	$19.92	$19.55
Total return (%) (r)(s)(t)(x)	8.56	(13.26)	18.22	4.41	5.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.48	1.48
Expenses after expense reductions (f)	1.47	1.47	1.47	1.48	1.48
Net investment income (loss)	1.42	0.75	0.57	1.12	1.44
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$269,522	$325,551	$450,129	$482,340	$602,145
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.77	$22.04	$19.77	$19.41	$19.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.36	$0.34	$0.41	$0.45
Net realized and unrealized gain (loss)	1.26	(2.83)	3.37	0.63	0.78
Total from investment operations	$1.72	$(2.47)	$3.71	$1.04	$1.23
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.31)	$(0.39)	$(0.42)	$(0.43)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.16)	$(1.80)	$(1.44)	$(0.68)	$(0.90)
Net asset value, end of period (x)	$18.33	$17.77	$22.04	$19.77	$19.41
Total return (%) (r)(s)(t)(x)	9.64	(12.39)	19.38	5.47	6.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.47	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	2.43	1.77	1.57	2.11	2.44
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$923,970	$871,532	$1,008,628	$848,687	$663,464
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.75	$22.02	$19.75	$19.39	$19.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.16	$0.12	$0.22	$0.27
Net realized and unrealized gain (loss)	1.28	(2.83)	3.37	0.63	0.77
Total from investment operations	$1.54	$(2.67)	$3.49	$0.85	$1.04
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.11)	$(0.17)	$(0.23)	$(0.24)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(0.97)	$(1.60)	$(1.22)	$(0.49)	$(0.71)
Net asset value, end of period (x)	$18.32	$17.75	$22.02	$19.75	$19.39
Total return (%) (r)(s)(t)(x)	8.60	(13.28)	18.20	4.42	5.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.48	1.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	1.41	0.76	0.57	1.12	1.44
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$6,166	$8,391	$10,420	$9,119	$10,508

Class R2	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.85	$22.13	$19.85	$19.48	$19.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.26	$0.23	$0.31	$0.36
Net realized and unrealized gain (loss)	1.27	(2.84)	3.38	0.64	0.78
Total from investment operations	$1.63	$(2.58)	$3.61	$0.95	$1.14
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.21)	$(0.28)	$(0.32)	$(0.34)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.06)	$(1.70)	$(1.33)	$(0.58)	$(0.81)
Net asset value, end of period (x)	$18.42	$17.85	$22.13	$19.85	$19.48
Total return (%) (r)(s)(t)(x)	9.10	(12.83)	18.75	4.97	6.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.97	0.97	0.98	0.98
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	0.98
Net investment income (loss)	1.92	1.26	1.07	1.62	1.94
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$79,854	$88,487	$118,257	$125,160	$165,893
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.79	$22.06	$19.79	$19.43	$19.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.31	$0.28	$0.36	$0.41
Net realized and unrealized gain (loss)	1.27	(2.83)	3.37	0.63	0.78
Total from investment operations	$1.68	$(2.52)	$3.65	$0.99	$1.19
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.26)	$(0.33)	$(0.37)	$(0.39)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.11)	$(1.75)	$(1.38)	$(0.63)	$(0.86)
Net asset value, end of period (x)	$18.36	$17.79	$22.06	$19.79	$19.43
Total return (%) (r)(s)(t)(x)	9.41	(12.60)	19.05	5.20	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.72	0.73	0.73
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	2.17	1.51	1.32	1.86	2.19
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$207,158	$222,265	$294,584	$284,813	$290,210

Class R4	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.80	$22.07	$19.80	$19.44	$19.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.36	$0.34	$0.41	$0.46
Net realized and unrealized gain (loss)	1.26	(2.83)	3.37	0.63	0.77
Total from investment operations	$1.72	$(2.47)	$3.71	$1.04	$1.23
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.31)	$(0.39)	$(0.42)	$(0.43)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.16)	$(1.80)	$(1.44)	$(0.68)	$(0.90)
Net asset value, end of period (x)	$18.36	$17.80	$22.07	$19.80	$19.44
Total return (%) (r)(s)(t)(x)	9.62	(12.37)	19.35	5.47	6.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.47	0.48	0.48
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	2.43	1.77	1.57	2.11	2.45
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$214,802	$203,954	$252,366	$251,641	$236,165
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$17.77	$22.04	$19.77	$19.42	$19.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.38	$0.35	$0.42	$0.47
Net realized and unrealized gain (loss)	1.27	(2.83)	3.37	0.63	0.78
Total from investment operations	$1.74	$(2.45)	$3.72	$1.05	$1.25
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.33)	$(0.40)	$(0.44)	$(0.45)
From net realized gain	(0.65)	(1.49)	(1.05)	(0.26)	(0.47)
Total distributions declared to shareholders	$(1.17)	$(1.82)	$(1.45)	$(0.70)	$(0.92)
Net asset value, end of period (x)	$18.34	$17.77	$22.04	$19.77	$19.42
Total return (%) (r)(s)(t)(x)	9.78	(12.32)	19.47	5.50	7.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.39	0.39	0.39	0.40	0.40
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	2.51	1.85	1.65	2.19	2.52
Portfolio turnover	43	88	112	92	39
Net assets at end of period (000 omitted)	$1,004,631	$902,020	$1,023,815	$895,481	$753,666

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted

Notes to Financial Statements  - continued
debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,059,792,756	$—	$—	$4,059,792,756
Germany	48,917,910	36,702,883	—	85,620,793
United Kingdom	—	63,025,852	—	63,025,852
Canada	42,831,411	—	—	42,831,411
Switzerland	—	39,223,087	—	39,223,087
Taiwan	26,113,102	—	—	26,113,102
France	—	18,752,609	—	18,752,609
South Korea	16,986,520	—	—	16,986,520
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	663,404,885	—	663,404,885
Non - U.S. Sovereign Debt	—	2,203,794	—	2,203,794
Municipal Bonds	—	18,610,950	—	18,610,950
U.S. Corporate Bonds	—	644,504,897	—	644,504,897
Residential Mortgage-Backed Securities	—	972,610,215	—	972,610,215
Commercial Mortgage-Backed Securities	—	142,368,226	—	142,368,226
Asset-Backed Securities (including CDOs)	—	286,570,789	—	286,570,789
Foreign Bonds	—	261,798,851	—	261,798,851
Mutual Funds	96,489,227	—	—	96,489,227
Total	$4,291,130,926	$3,149,777,038	$—	$7,440,907,964
Other Financial Instruments
Futures Contracts – Assets	$2,645,022	$—	$—	$2,645,022
Futures Contracts – Liabilities	(6,359,809)	—	—	(6,359,809)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at September 30, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$2,645,022	$(6,359,809)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(22,049,684)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended September 30, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$5,807,982
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

Notes to Financial Statements  - continued
whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements  - continued
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such

Notes to Financial Statements  - continued
information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from

Notes to Financial Statements  - continued
one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/23	Year ended 9/30/22
Ordinary income (including any short-term capital gains)	$190,402,180	$136,491,411
Long-term capital gains	256,464,472	546,250,940
Total distributions	$446,866,652	$682,742,351

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/23
Cost of investments	$6,442,908,136
Gross appreciation	1,579,559,337
Gross depreciation	(585,274,296)
Net unrealized appreciation (depreciation)	$994,285,041
Undistributed ordinary income	26,657,136
Undistributed long-term capital gain	272,242,270
Other temporary differences	(23,743,063)
Total distributable earnings (loss)	$1,269,441,384
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/23	Year ended 9/30/22
Class A	$278,298,921	$418,611,116
Class B	2,339,606	5,538,194
Class C	16,504,687	31,577,135
Class I	56,544,330	84,020,236
Class R1	431,295	729,791
Class R2	5,062,784	8,866,198
Class R3	13,568,537	21,993,557
Class R4	13,259,620	20,304,676
Class R6	60,856,872	88,095,200
Class 529A	—	2,584,106
Class 529B	—	43,713
Class 529C	—	378,429
Total	$446,866,652	$682,742,351

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $6.3 billion	0.35%
In excess of $6.3 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%
The management fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $268,970 for the year ended September 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 11,969,803
Class B	0.75%	0.25%	1.00%	1.00%	430,530
Class C	0.75%	0.25%	1.00%	1.00%	3,154,696
Class R1	0.75%	0.25%	1.00%	1.00%	78,370
Class R2	0.25%	0.25%	0.50%	0.50%	447,734
Class R3	—	0.25%	0.25%	0.25%	575,995
Total Distribution and Service Fees					$16,657,128
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2023, this rebate amounted to $25,699, $14, and $12 for Class A, Class B, and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2023, were as follows:
Amount
Class A	$121,245
Class B	17,928
Class C	17,029
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2023, the fee was $1,144,641, which equated to 0.0150% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,543,770.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.0082% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,583 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the

Notes to Financial Statements  - continued
DB plan amounted to $1,556 at September 30, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended September 30, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $20,752,945.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2023, this reimbursement amounted to $56,404, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,160,917,096	$2,053,806,220
Non-U.S. Government securities	1,065,052,863	1,410,531,236

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	30,895,012	$580,170,699	33,466,090	$685,904,737
Class B	19,758	369,987	64,882	1,352,760
Class C	1,437,928	27,257,335	2,025,034	42,058,580
Class I	8,656,719	162,456,530	8,055,892	165,126,705
Class R1	18,939	355,288	65,465	1,324,712
Class R2	567,772	10,687,880	1,082,159	22,119,106
Class R3	1,876,262	35,256,883	1,890,128	38,458,674
Class R4	1,571,624	29,523,343	1,620,907	32,981,077
Class R6	11,135,706	209,429,437	10,669,076	220,675,812
Class 529A	—	—	434,771	8,989,314
Class 529B	—	—	1,403	30,325
Class 529C	—	—	13,616	288,833
	56,179,720	$1,055,507,382	59,389,423	$1,219,310,635
Shares issued to shareholders in reinvestment of distributions
Class A	14,091,229	$263,806,339	18,694,354	$395,412,895
Class B	121,924	2,286,907	242,070	5,165,735
Class C	834,267	15,749,169	1,394,909	29,934,385
Class I	2,621,447	49,064,749	3,465,621	73,200,874
Class R1	23,095	431,295	34,376	729,791
Class R2	267,643	5,030,803	413,882	8,810,700
Class R3	723,974	13,568,500	1,038,015	21,991,573
Class R4	656,517	12,307,902	887,010	18,764,485
Class R6	3,038,763	56,906,317	3,882,876	81,967,596
Class 529A	—	—	120,661	2,564,548
Class 529B	—	—	2,039	43,713
Class 529C	—	—	17,529	377,330
	22,378,859	$419,151,981	30,193,342	$638,963,625

Notes to Financial Statements  - continued
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(41,583,618)	$(781,373,753)	(37,317,685)	$(760,718,025)
Class B	(1,057,462)	(19,894,331)	(1,251,172)	(25,461,990)
Class C	(5,869,176)	(111,207,596)	(5,522,629)	(112,793,492)
Class I	(9,928,365)	(186,303,942)	(8,240,538)	(167,418,678)
Class R1	(178,124)	(3,354,399)	(100,431)	(2,095,634)
Class R2	(1,458,236)	(27,574,573)	(1,882,649)	(38,756,685)
Class R3	(3,809,104)	(71,963,943)	(3,787,075)	(79,296,111)
Class R4	(1,991,477)	(37,458,034)	(2,482,485)	(50,562,583)
Class R6	(10,144,231)	(190,694,862)	(10,243,653)	(208,928,217)
Class 529A	—	—	(2,103,345)	(40,378,179)
Class 529B	—	—	(35,628)	(744,598)
Class 529C	—	—	(286,953)	(5,942,477)
	(76,019,793)	$(1,429,825,433)	(73,254,243)	$(1,493,096,669)
Net change
Class A	3,402,623	$62,603,285	14,842,759	$320,599,607
Class B	(915,780)	(17,237,437)	(944,220)	(18,943,495)
Class C	(3,596,981)	(68,201,092)	(2,102,686)	(40,800,527)
Class I	1,349,801	25,217,337	3,280,975	70,908,901
Class R1	(136,090)	(2,567,816)	(590)	(41,131)
Class R2	(622,821)	(11,855,890)	(386,608)	(7,826,879)
Class R3	(1,208,868)	(23,138,560)	(858,932)	(18,845,864)
Class R4	236,664	4,373,211	25,432	1,182,979
Class R6	4,030,238	75,640,892	4,308,299	93,715,191
Class 529A	—	—	(1,547,913)	(28,824,317)
Class 529B	—	—	(32,186)	(670,560)
Class 529C	—	—	(255,808)	(5,276,314)
	2,538,786	$44,833,930	16,328,522	$365,177,591
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2023, the fund’s commitment fee and interest expense were $39,329 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$177,296,073	$1,254,805,512	$1,335,601,196	$(2,405)	$(8,757)	$96,489,227

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,661,878	$—

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko

Board Review of Investment Advisory Agreement
MFS Total Return Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $6.3 billion and $10 billion.  The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement - continued
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $302,630,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 57.75% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Research Fund	53,673	49,666
MFS Total Return Fund	76,859	76,859
Total	130,532	126,525

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS International New Discovery Fund	58,096	53,754

For the fiscal years ended September 30, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Research Fund	0	0	0	400	0	0
To MFS Total Return Fund	0	0	0	400	0	0
Total fees billed by Deloitte	0	0	0	800	0	0
To above Funds:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Research Fund*	0	0	0	0	0	3,790
To MFS and MFS Related
Entities of MFS Total Return	0	0	0	0	0	3,790
Fund*

Fees billed by Deloitte			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Research Fund, MFS and MFS
Related Entities#			0		4,190
To MFS Total Return Fund, MFS and MFS
Related Entities#			0		4,190

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS International New
Discovery Fund	0	0	636	632	0	1,331

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS International	0	662,511	0	0	3,600	111,415
New Discovery Fund*

Fees billed by E&Y:			Aggregate Fees for Non-audit Services
			2023		2022

To MFS International New Discovery Fund,
MFS and MFS Related Entities#	228,986	886,319

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a- 1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: November 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: November 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: November 14, 2023

* Print name and title of each signing officer under his or her signature.